As filed with the Securities and Exchange Commission on July 17, 2002

Securities Act Registration No. 33-43446
Investment Company Act Registration No. 811-6444

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No. [ ]

         Post-Effective Amendment No. 41     [X]

and/or

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940           [X]
AMENDMENT NO. 41                             [X]

----------------

Smith Barney Investment Trust
(a Massachusetts Business Trust)
(Exact Name of Registrant as Specified in Charter)
125 Broad Street
New York, New York 10004
(Address of Principal Executive Offices)
(800) 451-2010
(Registrants Telephone Number, including Area Code)
Christina T. Sydor, Secretary
Smith Barney Investment Trust
300 First Stamford Place
Stamford, CT 06902
(Name and Address of Agent for Service)

---------------------
Approximate Date of Proposed Public Offering:
Continuous.
It is proposed that this filing will become effective (check appropriate box):
[ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485
[XX] on July 22, 2002 pursuant to paragraph (b) of Rule 485
[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]  On (date) pursuant to paragraph (a)(1) of Rule 485
[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]  On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post effective amendment.

PART A -

The Prospectus of each of Smith Barney Intermediate Maturity California Municipals Fund and Smith Barney Intermediate Maturity New York Municipals Fund (each the "Fund") is incorporated by reference to Part A of Post-Effective Amendment No. 39 to the Fund's Registration Statement filed on March 26, 2002 (Accession No. 0000950130-02-001980).

The Supplement to Prospectus of each Fund dated July 22, 2002 for the purpose of redesignating the current Class L shares to Class O shares and establishing and designating new Class L shares, is filed herein.

PART B - STATEMENT OF ADDITIONAL INFORMATION

A combined Amended Statement of Additional Information for Smith Barney Intermediate Maturity California Municipals Fund and Smith Barney Intermediate Maturity New York Municipals Fund dated March 29, 2002, as amended on July 22, 2002 is filed herein.

                         Smith Barney Investment Trust
                                 on behalf of
         Smith Barney Intermediate Maturity California Municipals Fund
             Supplement dated July 22, 2002 to the Prospectus and
                      Statement of Additional Information
                           each dated March 29, 2002

The following information supplements, and to the extent inconsistent therewith, supercedes certain information contained in the Prospectus and Statement of Additional Information:

Class L Shares
The existing Class L share class have been redesignated Class O.

Establishment of New Class L Shares
Class L shares will have no initial sales charge, no deferred sales charge (except as referenced below), and will impose an annual distribution and service (12b-1) fee of 0.75% of the average daily net assets represented by Class L shares.

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                               Shareholder fees

   (fees paid directly from your
   investment)                           Class A  Class L   Class O** Class Y
   Maximum sales charge (load)
   imposed on purchases (as a % of
   offering price)                        2.00%     None      1.00%     None
   Maximum deferred sales charge
   (load) (as a % of the lower of net
   asset value at purchase or
   redemption)                             None*    None      1.00%     None
                         Annual fund operating expenses
   (expenses deducted from fund assets)  Class A Class L*** Class O** Class Y
   Management fees                        0.50%    0.50%      0.50%    0.50%
   Distribution and service (12b-1) fees  0.15%    0.75%      0.35%     None
   Other expenses                         0.20%    0.24%      0.24%    0.07%
                                          -----    -----      -----    -----
   Total annual fund operating
   expenses/#/                            0.85%    1.49%      1.09%    0.57%

  *You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
 **Class O shares were formerly designated Class L shares. As of July 22, 2002, Class O shares are available for purchase only by former Class L shareholders. ***Class L shares "Other Expenses" have been estimated because no Class L shares were outstanding during the fiscal year ended November 30, 2001.

  /#/Because the manager has agreed to limit annual fund operating expenses, actual expenses were:

                                    Class A Class L*** Class O** Class Y
        Management fees              0.40%    0.40%      0.40%    0.40%
        Distribution and service
        (12b-1) fees                 0.15%    0.75%      0.35%     None
        Other expenses               0.20%    0.24%      0.24%    0.07%
                                     -----    -----      -----    -----
        Total annual fund operating
        expenses                     0.75%    1.39%      0.99%    0.47%

Management may discontinue or modify this management fee waiver at any time.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[_] You invest $10,000 in the fund for the period shown
[_] Your investment has a 5% return each year
[_] You reinvest all distributions and dividends without a sales charge
[_] The fund's operating expenses (before fee waivers and/or expense reimbursements) remain the same

                      Number of years you own your shares
                                           1 Year 3 Years 5 Years 10 Years
     Class A (with or without redemption)   $285   $466    $662    $1,228
     Class L (with or without redemption)   $152   $471    $813    $1,779
     Class O (redemption at end of period)  $310   $443    $695    $1,415
     Class O (no redemption)                $210   $443    $695    $1,415
     Class Y (with or without redemption)   $ 58   $183    $318    $  714

  Choosing a class of shares to buy

You can choose among three classes of shares: Classes A, L, and Y. In addition, you can buy additional Class O shares if you are a Class O shareholder*. Classes A, L, O and Y have different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

[_]If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.
[_]For Class L, Class O and Class Y shares, more of your purchase amount
   (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class L and Class O shares, but only if the fund performs well. Class L and Class O shares do not convert to Class A shares.
--------
* Class O shares were formerly designated Class L shares. Class O shares are available for purchase only by former Class L shareholders.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                          Initial           Additional
                                Classes A, L, O   Class Y   All Classes
General                             $1,000      $15 million     $50
Monthly Systematic Investment
Plans                                $25            n/a         $25
Quarterly Systematic Investment
Plans                                $50            n/a         $50
Uniform Gift to Minors Account       $250       $15 million     $50

  Comparing the fund's classes

Your Service Agent or dealer representative can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                         Class A             Class L           Class O            Class Y
Key features         . Initial sales     . No initial or    . Initial sales    . No initial or
                       charge              deferred sales     charge is lower    deferred sales
                     . You may qual-       charge             than Class A       charge
                       ify for reduc-    . Does not con-    . Deferred sales   . Must invest at
                       tion or waiver      vert to Class A    charge for only    least $15
                       of initial sales  . Higher annual      1 year             million
                       charge              expenses than    . Does not con-    . Lower annual
                     . Lower annual        Class A            vert to Class A    expenses than
                       expenses than                        . Higher annual      the other
                       Class L                                expenses than      classes
                                                              Class A
---------------------------------------------------------------------------------------------
Initial sales charge Up to  2.00%;       None               1.00%              None
                      reduced for
                      large pur-
                      chases and
                      waived for cer-
                      tain investors.
                      No charge for
                      purchases of
                      $500,000 or
                      more
---------------------------------------------------------------------------------------------
Deferred sales       1.00% on pur        None               1.00% if you       None
 charge               chases of                              redeem within
                      $500,000 or                            1 year of
                      more if you                            purchase
                      redeem within
                      1 year of
                      purchase
---------------------------------------------------------------------------------------------
Annual               0.15% of average    0.75% of average   0.35% of average   None
 distribution         daily net assets    daily net assets   daily net assets
 and service fees
---------------------------------------------------------------------------------------------
Exchange privilege*  Class A shares      Class L shares     Class L shares     Class Y shares
                      of most Smith       of most Smith      of most Smith      of most Smith
                      Barney funds        Barney funds       Barney funds       Barney funds
---------------------------------------------------------------------------------------------

*Ask your Service Agent for the Smith Barney funds available for exchange.

  Sales charges

Class L shares (available through certain Service Agents)
You buy Class L shares at net asset value with no initial sales charge and no deferred sales charge when you redeem.

If you held Class C shares of other Smith Barney mutual funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2003. Service Agents also receive an annual fee of up to 0.75% of the average daily net assets represented by the Class L shares serviced by them.

Class O shares (available through certain Service Agents)
You buy Class O shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class O shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney mutual funds on June 12, 1998, you will not pay an initial sales charge on Class O shares you buy before June 22, 2003.

Service Agents selling Class O shares receive a commission of up to 1.35% of the purchase price of Class O shares they sell. Service Agents also receive an annual fee of up to 0.35% of the average daily net assets represented by the Class O shares serviced by them.

  Exchanging shares

 Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney funds. Be sure to read the of funds tailored to prospectus of the Smith Barney fund you are exchang-
       help meet the ing into. An exchange is a taxable transaction.
    varying needs of
      both large and [_]  You may exchange shares only for shares of the
     small investors      same class of another Smith Barney fund. Class O
                          shares may be exchanged for Class L shares of
                          another Smith Barney Fund. Not all Smith Barney
                          funds offer all classes. Upon such an exchange,
                          shareholders will not be subject to a sales charge dif-
                          ferential when exchanging their Class L shares of
                          another Smith Barney fund sold with a sales charge.
                     [_]  Not all Smith Barney funds may be offered in your
                          state of residence. Contact your Service Agent or the
                          transfer agent for further information.
                     [_]  Exchanges of Class A, Class L and Class O shares are
                          subject to minimum investment requirements
                          (except for systematic investment plan exchanges),
                          and all shares are subject to the other requirements
                          of the fund into which exchanges are made. Your
                          shares will not be subject to an initial sales charge at
                          the time of the exchange.

FD 02595

                         Smith Barney Investment Trust
                                 on behalf of
          Smith Barney Intermediate Maturity New York Municipals Fund
             Supplement dated July 22, 2002 to the Prospectus and
                      Statement of Additional Information
                           each dated March 29, 2002

The following information supplements, and to the extent inconsistent therewith, supercedes certain information contained in the Prospectus and Statement of Additional Information:

Class L Shares
The existing Class L share class have been redesignated Class O.

Establishment of New Class L Shares
Class L shares will have no initial sales charge, no deferred sales charge (except as referenced below), and will impose an annual distribution and service (12b-1) fee of 0.75% of the average daily net assets represented by Class L shares.

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                               Shareholder fees

    (fees paid directly from your
    investment)                      Class A  Class L   Class O**  Class Y
    Maximum sales charge (load)
    imposed on purchases (as a %
    of offering price)                2.00%     None      1.00%      None
    Maximum deferred sales
    charge (load) (as a % of the
    lower of net asset value at
    purchase or redemption)            None*    None      1.00%      None
                         Annual fund operating expenses
    (expenses deducted from fund
    assets)                          Class A Class L*** Class O** Class Y***
    Management fees                   0.50%    0.50%      0.50%     0.50%
    Distribution and service (12b-1)
    fees                              0.15%    0.75%      0.35%      None
    Other expenses                    0.14%    0.21%      0.21%     0.14%
                                      -----    -----      -----     -----
    Total annual fund operating
    expenses/#/                       0.79%    1.46%      1.06%     0.64%

  *You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

 **Class O shares were formerly designated Class L shares. As of July 22, 2002, Class O shares are available for purchase only by former Class L shareholders. ***Class L and Class Y shares "Other Expenses" have been estimated because no Class L shares were outstanding during the fiscal year ended November 30, 2001.
  /#/Because the manager has agreed to limit annual fund operating expenses, actual expenses were:

                                 Class A Class L*** Class O** Class Y***
        Management fees           0.46%    0.46%      0.46%     0.46%
        Distribution and service
        (12b-1) fees              0.15%    0.75%      0.35%      None
        Other expenses            0.14%    0.21%      0.21%     0.14%
                                  -----    -----      -----     -----
        Total annual fund
        operating expenses        0.75%    1.42%      1.02%     0.60%

Management may discontinue or modify this management fee waiver at any time.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[_] You invest $10,000 in the fund for the period shown
[_] Your investment has a 5% return each year
[_] You reinvest all distributions and dividends without a sales charge
[_] The fund's operating expenses (before fee waivers and/or expense reimbursements) remain the same

                      Number of years you own your shares

                                           1 year 3 years 5 years 10 years
     Class A (with or without redemption)   $279   $447    $630    $1,158
     Class L (with or without redemption)   $149   $462    $797    $1,746
     Class O (redemption at end of period)  $307   $434    $679    $1,381
     Class O (no redemption)                $207   $434    $679    $1,381
     Class Y (with or without redemption)   $ 65   $205    $357    $  798

  Choosing a class of shares to buy

You can choose among three classes of shares: Classes A, L, and Y. In addition, you can buy additional Class O shares if you are a Class O shareholder*. Classes A, L, O and Y have different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

[_]If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.
[_]For Class L, Class O and Class Y shares, more of your purchase amount
   (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class L and Class O shares, but only if the fund performs well. Class L and Class O shares do not convert to Class A shares.
--------
* Class O shares were formerly designated Class L shares. Class O shares are available for purchase only by former Class L shareholders.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                          Initial           Additional
                                Classes A, L, O   Class Y   All Classes
General                             $1,000      $15 million     $50
Monthly Systematic Investment
Plans                                $25            n/a         $25
Quarterly Systematic Investment
Plans                                $50            n/a         $50
Uniform Gift to Minors Account       $250       $15 million     $50

  Comparing the fund's classes

Your Service Agent or dealer representative can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                                               Class A                      Class L                      Class O
Key                                  .Initial sales               .No initial or               .Initial sales
   features                           charge                       deferred sales               charge is lower
                                     .You may qual-                charge                       than Class A
                                      ify for reduc-              .Does not con-               .Deferred sales
                                      tion or waiver               vert to Class A              charge for only
                                      of initial sales            .Higher annual                1 year
                                      charge                       expenses than               .Does not con-
                                     .Lower annual                 Class A                      vert to Class A
                                      expenses than                                            .Higher annual
                                      Class L                                                   expenses than
                                                                                                Class A
----------------------------------------------------------------------------------------------------------------------------
Initial                              Up to 2.00%;                 None                         1.00%
       sales                            reduced for
       charge                           large pur-
                                        chases and
                                        waived for cer-
                                        tain investors.
                                        No charge for
                                        purchases of
                                        $500,000 or
                                        more
----------------------------------------------------------------------------------------------------------------------------
Deferred                             1.00% on pur-                None                         1.00% if you re-
        sales                              chases of                                                 deem within 1
        charge                             $500,000 or                                               year of pur-
                                           more if you                                               chase
                                           redeem within
                                           1 year of
                                           purchase
----------------------------------------------------------------------------------------------------------------------------
Annual                               0.15% of average             0.75% of average             0.35% of average
       distribution and service fees       daily net assets             daily net assets             daily net assets
----------------------------------------------------------------------------------------------------------------------------
Exchange                             Class A shares               Class L shares               Class L shares
        privilege*                         of most Smith                of most Smith                of most Smith
                                           Barney funds                 Barney funds                 Barney funds
----------------------------------------------------------------------------------------------------------------------------

                                              Class Y
Key                                  .No initial or
   features                           deferred sales
                                      charge
                                     .Must invest at
                                      least $15
                                      million
                                     .Lower annual
                                      expenses than
                                      the other
                                      classes

--------------------------------------------------------------
Initial                              None
       sales
       charge







--------------------------------------------------------------
Deferred                             None
        sales
        charge




--------------------------------------------------------------
Annual                               None
       distribution and service fees
--------------------------------------------------------------
Exchange                             Class Y shares
        privilege*                         of most Smith
                                           Barney funds
--------------------------------------------------------------

*Ask your Service Agent for the Smith Barney funds available for exchange.

  Sales charges


Class L shares (available through certain Service Agents)
You buy Class L shares at net asset value with no initial sales charge and no deferred sales charge when you redeem.

If you held Class C shares of other Smith Barney mutual funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy be-fore June 22, 2003. Service Agents also receive an annual fee of up to 0.75% of the average daily net assets represented by the Class L shares serviced by them.

Class O shares (available through certain Service Agents)
You buy Class O shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class O shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney mutual funds on June 12, 1998, you will not pay an initial sales charge on Class O shares you buy before June 22, 2003.

Service Agents selling Class O shares receive a commission of up to 1.35% of the purchase price of Class O shares they sell. Service Agents also receive an annual fee of up to 0.35% of the average daily net assets represented by the Class O shares serviced by them.

  Exchanging shares

 Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney funds. Be sure to read the of funds tailored to prospectus of the Smith Barney fund you are exchang-
       help meet the ing into. An exchange is a taxable transaction.
    varying needs of
      both large and [_]You may exchange shares only for shares of the
     small investors    same class of another Smith Barney fund. Class O
                        shares may be exchanged for Class L shares of
                        another Smith Barney Fund. Not all Smith Barney
                        funds offer all classes. Upon such an exchange
                        shareholders will not be subject to a sales charge dif-
                        ferential when exchanging their Class L Shares of
                        another Smith Barney fund sold with a sales charge.
                     [_]Not all Smith Barney funds may be offered in your
                        state of residence. Contact your Service Agent or the
                        transfer agent for further information.
                     [_]Exchanges of Class A, Class L and Class O shares are
                        subject to minimum investment requirements
                        (except for systematic investment plan exchanges),
                        and all shares are subject to the other requirements
                        of the fund into which exchanges are made. Your
                        shares will not be subject to an initial sales charge at
                        the time of the exchange.

FD 02596

                                March 29, 2002


                           as amended July 22, 2002


                      STATEMENT OF ADDITIONAL INFORMATION

                         SMITH BARNEY INVESTMENT TRUST

         Smith Barney Intermediate Maturity California Municipals Fund
          Smith Barney Intermediate Maturity New York Municipals Fund
                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010

   This Statement of Additional Information ("SAI") is meant to be read in conjunction with the prospectuses of the Smith Barney Intermediate Maturity California Municipals Fund (the "California Fund") and the Smith Barney Intermediate Maturity New York Municipals Fund (the "New York Fund") dated March 29, 2002, as amended or supplemented from time to time, and is incorporated by reference in it entirety into the Prospectuses. Additional information about each fund's investments is available in each fund's annual and semi-annual reports to shareholders, which are incorporated herein by reference. The prospectuses and copies of the reports may be obtained free of charge by contacting a Salomon Smith Barney Financial Consultant, a broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent") or by writing or calling the fund at the address or telephone number above. The funds are separate investment series of Smith Barney Investment Trust (the "trust").

                               TABLE OF CONTENTS

Investment Objective and Management Policies for the Funds.......  2
Risk Factors and Special Considerations Relating to California
  and New York Municipal Securities.............................. 10
Portfolio Transactions........................................... 25
Portfolio Turnover............................................... 26
Investment Restrictions.......................................... 26
Trustees of the Trust and Executive Officers of the Fund......... 27
Investment Management and Other Services......................... 32
Purchase of Shares............................................... 37
Redemption of Shares............................................. 41
Valuation of Shares.............................................. 42
Exchange Privilege............................................... 43
Performance Data................................................. 44
Dividends, Distributions and Taxes............................... 49
Additional Information........................................... 52
Financial Statements............................................. 54
Appendix A....................................................... 55

          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES FOR THE FUNDS

   The prospectuses discuss the investment objective of each fund and the principal policies employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the funds may invest, the investment policies and strategies that the funds may utilize and certain risks attendant to those investments, policies and strategies. Smith Barney Fund Management LLC ("SBFM" or the "manager") serves as investment adviser to each fund.

California and New York Fund

   Under normal market conditions, each of the California Fund and the New York Fund attempts to invest 100% of its assets in a portfolio of investment grade debt obligations issued by or on behalf of the State of California and the State of New York, respectively, and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations"). For purposes of this SAI, debt obligations issued by the State of California and the State of New York, respectively, and its political subdivisions, agencies and public authorities (together with certain other governmental issuers such as the Commonwealth of Puerto Rico), the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for Federal income tax purposes and exempt from California personal income taxes and New York State and New York City personal income taxes, respectively, are defined as "California Exempt Obligations" and "New York Exempt Obligations". Collectively, California Exempt Obligations and New York Exempt Obligation are referred to generally in this SAI as "Exempt Obligations."


   The California fund will operate subject to a fundamental investment policy providing that, under normal circumstances, the California Fund will invest at least 80% of its assets, in investment grade California Exempt Obligations (or other investments with similar economic characteristics). Up to 20% of the California Fund's total assets may be invested in unrated securities that are deemed by the manager to be of a quality comparable to investment grade. The California Fund will not invest in California Exempt Obligations that are rated lower than investment grade at the time of purchase.



   The New York Fund will operate subject to a fundamental investment policy providing that, under normal circumstances, the fund will invest at least 80% of its assets, in investment grade New York Exempt Obligations (or other investments with similar economic characteristics). Up to 20% of the New York Fund's total assets may be invested in unrated securities that are deemed by the manager to be of a quality comparable to investment grade. The New York Fund will not invest in New York Exempt Obligations that are rated lower than Baa by Moody's Investors Services, Inc. ("Moody's"), BBB by Standard & Poor's Ratings Services, ("S&P"), or BBB by Fitch IBCA, Inc. ("Fitch"), at the time of purchase.


   Securities Rating Criteria. The ratings of Moody's, S&P, Fitch and other nationally recognized statistical rating organizations ("NRSRO") represent their opinions as to the quality of the Exempt Obligations that they undertake to rate; the ratings are relative and subjective and are not absolute standards of quality. The manager's judgment as to credit quality of an Exempt Obligation, thus, may differ from that suggested by the ratings published by a rating service. See Appendix for a description of such organization's ratings. The policies of the funds as to ratings of portfolio investments will apply only at the time of the purchase of a security, and neither fund will be required to dispose of a security in the event Moody's, S&P, Fitch or any NRSRO downgrades its assessment of the credit characteristics of the security's issuer. In addition, to the extent that ratings change as a result of changes in rating organizations or their rating systems or as a result of a corporate restructuring of Moody's, S&P, Fitch or any NRSRO the manager will attempt to use comparable ratings as standards for each fund's investments.

   Exempt Obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody's, BBB, SP-2 or A-1 by S&P, BBB or F-1 by Fitch or have the equivalent rating of any NRSRO are considered investment grade securities. Although Exempt Obligations rated Baa by Moody's, BBB by S&P or BBB by Fitch are considered to be investment grade, they may be viewed as being subject to greater risks than other investment grade securities. Although Exempt Obligations rated Baa by Moody's, BBB by S&P or BBB by Fitch are considered to be investment grade, they may be viewed as being subject to greater risks than other investment grade securities. Exempt Obligations rated Baa by Moody's, for example, are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics as well. Exempt Obligations rated BBB by S&P are regarded as having an adequate capacity to pay principal and interest. Exempt Obligations rated BBB by Fitch are deemed to be subject to a higher likelihood that their rating will fall below investment grade than higher rated bonds.

   Maturity of Obligations Held By The Funds. The manager believes that each fund may offer an attractive investment opportunity for investors seeking a higher effective tax yield than a tax-exempt money market fund or a tax-exempt short-term bond fund and less fluctuation in net asset value than a longer term tax-exempt bond fund. Each fund normally invests in intermediate maturity securities; the weighted average maturity of each fund's portfolio will normally be not less than three nor more than 10 years. The maximum remaining maturity of the securities in which both the California Fund and New York Fund normally invest will be no greater than 20 years.

   Exempt Obligations. Exempt Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short-term obligations of issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Exempt Obligations bear fixed, floating and variable rates of interest, and variations exist in the security of Exempt Obligations, both within a particular classification and between classifications.

   The yields on, and values of, Exempt Obligations depend on a variety of factors, including general economic and monetary conditions, conditions in the Exempt Obligation markets, size of a particular offering, maturity of the obligation and rating of the issue. Consequently, Exempt Obligations with the same maturity, coupon and rating may have different yields or values, whereas obligations of the same maturity and coupon with different ratings may have the same yield or value.

   Issuers of Exempt Obligations may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. In addition, the obligations of those issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of the obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of, and interest on, its obligations may be materially affected.

   Private Activity Bonds. Each fund may invest without limit in Exempt Obligations that are "private activity bonds," as defined in the Internal Revenue Code of 1986, as amended (the "Code"), which are in most cases revenue bonds. Private activity bonds generally do not carry the pledge of the credit of the issuing municipality, but are guaranteed by the corporate entity on whose behalf they are issued. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the Federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent the fund's dividends are derived from interest on these bonds. Dividends derived from interest income on Exempt Obligations are a "current earnings" adjustment item for purposes of the Federal corporate alternative minimum tax. See "Taxes." Private activity bonds held by a fund will be included in the term Exempt Obligations for purposes of determining compliance with the fund's policy of investing at least 80% of its total assets in Exempt Obligations.

   Related Instruments. The fund may invest without limit in Exempt Obligations that are repayable out of revenues generated from economically related projects or facilities or debt obligations whose issuers are located in the same state. Sizable investments in these obligations could involve an increased risk to the fund should any of the related projects or facilities experience financial difficulties.

   U.S. Government Securities. Each fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. A fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a fund will invest in obligations issued by such an instrumentality only if the manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

   Municipal Obligations. Each fund invests principally in Municipal Obligations. Municipal Obligations are debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer. Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

   Municipal Leases. Each fund may invest without limit in "municipal leases." Municipal leases may take the form of a lease or an installment purchase contract issued by state or local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from Federal income taxes and state income taxes within the state of issuance. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. Each fund may invest in municipal leases without non-appropriation clauses only when the municipality is required to continue the lease under all circumstances except bankruptcy. There is no limitation on the percentage of a fund's assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which my include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

   Municipal leases that a fund may acquire will be both rated and unrated. Rated leases include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. Each fund may acquire unrated issues that the manager deems to be comparable in quality to rated issues in which the fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation will be subject to oversight and approval by the trust's board of trustees.

   Municipal leases held by a fund will be considered illiquid securities unless the trust's board of trustees determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the manager to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

   Zero Coupon Securities. Each fund may invest up to 10% of its assets in zero coupon Exempt Obligations. Zero coupon Exempt Obligations are generally divided into two categories: pure zero obligations, which are those that pay no interest for their entire life and zero/fixed obligations, which pay no interest for some initial period and thereafter pay interest currently. In the case of a pure zero obligation, the failure to pay interest currently may result from the obligation's having no stated interest rate, in which case the obligation pays only principal at maturity and is issued at a discount from its stated principal amount. A pure zero obligation may, in the alternative, carry a stated interest rate, but provide that no interest is payable until maturity. The value to the investor of a zero coupon Exempt Obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the Exempt Obligation's life or payment deferral period.

   Custodial Receipts. Each fund may acquire custodial receipts or certificates under-written by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Exempt Obligations. The underwriter of these certificates or receipts typically purchases Exempt Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates evidencing ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Exempt Obligations described above. Although under the terms of a custodial receipt a fund would typically be authorized to assert its rights directly against the issuer of the underlying obligations, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

   Exempt Obligation Components. Each fund may invest in Exempt Obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process; whereas the second of the components (the "Residual Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the Exempt Obligation and the auction rate paid on the Auction Component. Each fund may purchase both Auction and Residual Components.

   Because the interest rate paid to holders of Residual Components is generally determined by subtracting from a fixed amount the interest rate paid to the holders of Auction Components, the interest rate paid to Residual Component holders will decrease as the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the magnitude of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Exempt Obligation having similar credit quality, redemption provisions and maturity.

   Floating and Variable Rate Instruments. Each fund may purchase floating and variable rate demand notes and bonds, which are Exempt Obligations normally having a stated maturity in excess of one year, but which permit their holder to demand payment of principal at any time, or at specified intervals. The maturity of a floating or variable rate demand note or bond will be deemed shortened by virtue of a demand feature.

   The issuer of floating and variable rate demand obligations normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of these obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time that rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, floating and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these obligations. Because they are direct lending arrangements between the lender and borrower, floating and variable rate obligations generally will not be traded. In addition, generally no secondary market exists for these obligations, although their holders may demand payment at face value. For these reasons, when floating and variable rate obligations held by a fund are not secured by letters of credit or other credit support arrangements, the fund's rights to demand payment is dependent on the ability of the borrower to pay principal and interest on demand. The manager, on behalf of the fund, will consider on an ongoing basis the creditworthiness of the issuers of floating and variable rate demand obligations held by the fund.

   Participation Interests. Each fund may purchase from financial institutions tax-exempt participation interests in Exempt Obligations. A participation interest gives the fund an undivided interest in the Exempt Obligation in the proportion that the fund's participation interest bears to the total amount of the Exempt Obligation. These instruments may have floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the trust's board of trustees has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by obligations of the United States government or its agencies and instrumentalities ("U.S. government securities"). The funds will have the right, with respect to certain participation interests, to demand payment, on a specified number of days' notice, for all or any part of the fund's interest in the Exempt Obligation, plus accrued interest. Each fund intends to exercise its right with respect to these instruments to demand payment only upon a default under the terms of the Exempt Obligation or to maintain or improve the quality of its investment portfolio.

   Taxable Investments. Under normal conditions, each fund may hold up to 20% of its net assets in cash or money market instruments, including taxable money market instruments (collectively, "Taxable Investments"). In addition, the manager believes that if market conditions warrant, a fund may take a temporary defensive posture and invest without limitation in short-term Exempt Obligations and Taxable Investments. To the extent, a fund holds Taxable Investments and, under certain market conditions, certain floating and variable rate demand obligations or Auction Components, the fund may not achieve its investment objective.

   Money market instruments in which the funds may invest include: U.S. government securities; tax-exempt notes of municipal issuers rated, at the time of purchase, no lower than MIG 1 by Moody's, SP-1 by S&P of F-1 by Fitch, have the equivalent rating by any NRSRO or, if not rated, by issuers having outstanding, unsecured debt then rated within the three highest rating categories; bank obligations (including certificates of deposit, time deposits and bankers acceptances of domestic banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than P-1 by Moody's, A-1 by S&P of F-1 by Fitch or the equivalent from any NRSRO or, if unrated of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements. At no time will the funds' investments in bank obligations, including time deposits, exceed 25% of the value of each fund's assets.

   U.S. government securities in which the funds may invest include direct obligations of the United States and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Included among the securities issued by U.S. government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as GNMA certificates); securities that are supported by the right of the issuer to borrow from the United States Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as FNMA and FHLMC bonds).

Investment Techniques

   The fund may employ, among others, the investment techniques described below, which may give rise to taxable income:

   Financial Futures and Options Transactions. To hedge against a decline in the value of Municipal Bonds it owns or an increase in the price of Municipal Bonds it proposes to purchase, each fund may enter into financial futures contracts and invest in options on financial futures contracts that are traded on a domestic exchange or board of trade. The futures contracts or options on futures contracts that may be entered into by the fund will be restricted to those that are either based on an index of Municipal Bonds or relate to debt securities the prices of which are anticipated by the manager to correlate with the prices of the Municipal Bonds owned or to be purchased by a fund.

   In entering into a financial futures contract, a fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount, which is known as "initial margin," is subject to change by the exchange or board of trade on which the contract is traded, and members of the exchange or board of trade may charge a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In accordance with a process known as "marking-to-market," subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

   A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price at the any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on financial futures contracts is limited to the premium paid for the option (plus transaction costs). The value of the option may change daily and that change would be reflected in the net asset value of the fund.

   Regulations of the Commodity Futures Trading Commission applicable to each fund require that a fund's transactions in financial futures contracts and options on financial futures contracts be engaged in for bona fide hedging purposes, or if a fund enters into futures contracts for speculative purposes, that the aggregate initial margin deposits and premiums paid by the fund will not exceed 5% of the market value of its assets. In addition, the fund will, with respect to its purchases of financial futures contracts, establish a segregated account on the fund's books consisting of cash or cash equivalents in an amount equal to the total market value of the futures contracts, less the amount of initial margin on deposit for the contracts. Each fund's ability to trade in financial futures contracts and options on financial futures contracts may be limited to some extent by the requirements of the Code, applicable to a regulated investment company that are described below under "Taxes."

   Although each fund intends to enter into financial futures contracts and options on financial futures contracts that are traded on a domestic exchange or board of trade only if an active market will exist for them at any particular time. If closing a futures position in anticipation of adverse price movements is not possible, the fund would be required to make daily cash payments of variation margin. In those circumstances, an increase in the value of the portion of the fund's investments being hedged, if any, may offset partially or completely losses on the futures contract. No assurance can be given, however, that the price of the securities being hedged will correlate with the price movements in a futures contract and, thus, provide an offset to losses on the futures contract or option on the futures contract. In addition, in light of the risk of an imperfect correlation between securities held by the fund that are the subject of a hedging transaction and the futures or options used as a hedging device, the hedge may not be fully effective because, for example, losses on the securities held by the fund may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the securities held by the fund that were the subject of the hedge. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, each fund may enter into financial futures contracts or options on financial futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. This "over hedging" or "under hedging" may adversely affect a fund's net investment results if market movements are not as anticipated when the hedge is established.

   If a fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities it holds and rates decrease instead, the fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures or options positions. In addition, in those situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements on the futures contracts at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

   When-Issued Securities and Delayed-Delivery Transactions. Each fund may purchase securities on a "when-issued" basis or for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Each fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by a fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to a fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

   When a fund agrees to purchase when-issued or delayed-delivery securities, the fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the fund's books. Normally, the fund will set aside portfolio securities to satisfy a purchase commitment, and in such a case a fund may be required subsequently to place additional assets in the segregated account on the fund's books in order to ensure that the value of the account remains equal to the amount of the fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that a fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

   Stand-by Commitments. Each fund may acquire "stand-by commitments" with respect to Exempt Obligations held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase at the fund's option specified securities at a specified price and, in this way, stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. A fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise the rights afforded by the commitments for trading purposes. Each fund anticipates that stand-by commitments will be available from brokers, dealers and banks without the payment of any direct or indirect consideration. Each fund may pay for stand-by commitments if payment is deemed necessary, thus increasing to a degree the cost of the underlying Exempt Obligations and similarly decreasing the security's yield to the funds.

   Illiquid Securities. Each fund may invest up to 10% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. In addition, up to 5% of the value of each fund's assets may be invested in securities of entities that have been in continuous operation for fewer than three years.

   Repurchase Agreements. Each fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). A fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose a fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which a fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are on the Federal Reserve Bank of New York's list of reporting dealers, if the fund's manager deems such banks and non-bank dealers creditworthy. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by a fund under the Investment Company Act of 1940, as amended (the "1940 Act").

                                 RISK FACTORS

Alternative Minimum Tax

   Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the federal alternative minimum tax imposed on individuals and corporations (the "AMT"), though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

   Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of an AMT-Subject Bond is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

Risk of Concentration In a Single State

   The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of the fund versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of state issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

   Municipal securities in which the fund's assets are invested may include debt obligations of the municipalities and other subdivisions of the state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific details on each of these obligations in which fund assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the fund, the minimum rating(s). See "Appendix A" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract, which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

   Municipal Market Volatility. Municipal securities can be affected significantly by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal

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security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

   Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

   Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. These types of changes also can affect entities providing credit support or a maturity-shortening structure. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be affected negatively by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues from the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, or the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline significantly in value.

   Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the respective state legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share.

   Education. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students, which are supported, by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

   Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

   Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

   Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

   Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. The cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area also affect toll road bonds. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

   Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

            RISK FACTORS--INVESTING IN STATE MUNICIPAL OBLIGATIONS

   The following summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the State of California, the State of New York and Puerto Rico, and are based primarily on information from official statements made available in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The trust has not undertaken to verify independently such information and the trust assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the fund is permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the fund invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the fund will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the fund. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

   Following is a brief summary of select state factors affecting each fund. It does not represent a complete analysis of every material fact effecting each state's debt obligations. Each summary is based on a sampling of offering statements for the debt of each state's issuers, data from independent rating agencies, and/or data reported in other public sources. The funds have not independently verified this information, and will not update it during the year.

                                CALIFORNIA FUND

   Special Risks of Investing Primarily in California Municipal
Securities. Because the California Fund focuses its investments primarily on California municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of California and its municipalities, authorities and other instrumentalities that issue securities. There have been a number of political developments, voter initiatives, State constitutional amendments and legislation in California in recent years that may affect the ability of the State government and municipal governments to pay interest and repay principal on the securities they have issued. In addition, in recent years, the state of California has derived a significant portion of its revenues from personal income and sales taxes. Because the amount collected from these taxes is particularly sensitive to economic conditions, the State's revenues have been volatile.

   It is not possible to predict the future impact of the legislation and economic considerations described below on the long-term ability of the state of California or California municipal issuers to pay interest or repay principal on their obligations. In part that is because of possible inconsistencies in the terms of the various laws and Propositions and the applicability of other statutes to these issues. The budgets of California counties and local governments may be significantly affected by State budget decisions beyond their control. The information below about these conditions is only a brief summary; based upon information the Fund has drawn from sources that it believes are reliable.

   Changes to the State Constitution. Changes to the State constitution in recent years have raised general concerns about the ability of the State and municipal governments in California to obtain sufficient revenues to pay their bond obligations. In 1978, California voters approved Proposition 13, an amendment to the State constitution. The Proposition added a new section to the constitution that limits ad valorem taxes on real property and restricts the ability of local taxing entities to increase real property taxes. However, legislation enacted after Proposition 13 provided help to California municipal issuers to raise revenue to pay their bond obligations. During the severe recession California experienced from 1991 to 1993, the State legislature eliminated significant components of its aid to local governments. The State has since increased aid to local governments and reduced certain mandates for local services. Whether legislation will be enacted in the future to either increase or reduce the redistribution of State revenues to local governments, or to make them less dependent on state budget decisions, cannot be predicted. Even if legislation increasing such redistribution is passed, it cannot be predicted whether in every instance it will provide sufficient revenue for local municipal issuers to pay their bond obligations.

   Another amendment to the State constitution may also have an adverse impact on State and municipal bond obligations. That amendment restricts the state government from spending amounts in excess of appropriation limits imposed on each State and local government entity. If revenues exceed the appropriation limit, one-half of those revenues must be returned, in the form of a revision in the tax rates or fee schedules.

   Voter Initiatives. California voters have approved a number of initiatives that affect the ability of the state and municipalities to finance their bond obligations. In 1988, California voters approved Proposition 98, which requires a minimum level of funding for public schools and community colleges.

   In 1996, California voters approved Proposition 218. It requires that all taxes levied by local governments for general purposes be approved by a simple majority of the popular vote, and that taxes levied by local governments for special purposes must be approved by a two-thirds majority vote. Proposition 218 also limits the authority of local governments to impose property-related assessments, fees and charges. It requires that such assessments be limited to the special benefit conferred and prohibits their use for general governmental services.

   Effect of other State Laws on Bond Obligations. Some of the tax-exempt securities that the Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, State laws may adversely affect the revenues of California health care institutions, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the state legislature for such purpose.

   The Effect of General Economic Conditions in the state. The California economy and general financial condition affect the ability of the State and local government to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. California is the most populous state in the nation with a total population estimated at 34 million. California has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors. After experiencing strong growth throughout much of the 1980s, from 1990-1993 the state suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in defense/aerospace industries, military base closures and a major drop in real estate construction. The recession reduced state revenues while its health and welfare costs were increasing. Consequently, the state had a lengthy period of budget imbalance. During the recession, the State legislature eliminated significant components of its aid to local government.

   With the end of the recession, the State's financial condition has improved, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. The accumulated budget deficit from the recession years has been eliminated and no deficit borrowing has occurred at the end of the last five fiscal years. The State has also increased aid to local governments and reduced certain mandates for local services.

   In mid-2000, wholesale electricity prices in California began to rise, swiftly and dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities ("IOU') had previously been frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the IOUs and their ability to purchase electricity. In the face of those difficulties and serious shortages of electricity, the Governor proclaimed a state of emergency to exist in California and directed the Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power using advances from the State's General Fund, as necessary to assist in mitigating the effects of the emergency. The DWR's power supply program is designed to cover the shortfall between the amount of electricity required by retail electric customers of California's IOUs and the amount of electricity produced by the IOUs and purchased by the IOUs under existing contracts.

   Between January 17, 2001 and October 15, 2001, DWR committed approximately $11.3 billion under the power supply program. DWR has announced plans to issue approximately $12.5 billion in revenue bonds to purchase electricity, which would be repaid over time by ratepayers. Neither the faith and credit nor the taxing power of the State will be pledged to pay the revenue bonds. The timing of the DWR bond sales is dependent on action by the California Public Utilities Commission and other factors, including potential legal challenges. Although this crisis has moderated in the past few months, the State Department of Finance believes that short- and long-term business investment and location decisions may be adversely affected by the energy crisis.

   Although California's growth continues to outpace the nation, the early months of 2001 revealed a significant moderation in the State's economic growth. The May 2001-02 Revision published by a Legislative Analyst's Office disclosed a reversal of the recent General Fund financial trend as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and most particularly the steep drop in market levels since early 2000.

   Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets.

   In addition, it is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibilities exist that another such earthquake could create a major dislocation of the California economy and significantly affect State and local government budgets.

   On July 26, 2001, the Governor signed the 2001 Budget Act enacting the State's fiscal year 2001-02 budgets. The spending plan projects General Fund revenues of $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates. The 2001 Budget Act includes General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year, which could be accomplished without serious program cuts because such a large part of the 2000 Budget Act was comprised of one-time expenditures. The 2001 Budget Act also includes Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The Governor held back $500 million as a set aside for litigation costs and vetoed almost $500 million in General Fund expenditures from the Budget passed by the legislature.

   The State issued approximately $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program. The Department of Finance estimated in the 2001 Budget Act that the June 30, 2001 Special Fund for Economic Uncertainties ("SFEU") balance, the budget reserve, will be approximately $6.3 billion, although this reserve has been virtually entirely used to provide advances to support the DWR power purchase program. The 2001 Budget Act uses more than half of the budget surplus as of June 30, 2001, but has a projected balance in the SFEU at June 30, 2002 of $2.6 billion. The 2001 Budget Act assumes the $6.1 billion advanced by the General Fund to the Department of Water Resources for power purchases will be repaid with interest.

   Since the enactment of the 2001 Budget Act, the Governor has signed into law several spending bills or tax credits totaling an estimated $110 million for the General Fund for 2001-02, which would in the absence of offsetting expenditure reductions reduce the budgeted reserve in the SFEU of $2.6 billion. In preparing the

2002-03 Proposed Budget, the Governor has informed all State agencies (other than public safety activities and other mandatory expenditures) to prepare 15% reduction proposals.

   The terrorist attacks of September 11, 2001 have resulted in increased uncertainty regarding the economic outlook of the State. Past experience suggests that shocks to American society of far lesser severity have resulted in a temporary loss in consumer and business confidence and a reduction in the rate of economic growth. With the U.S. economy already on the edge of recession before the attacks, a downturn in the economy is now a distinct possibility, with a corresponding reduction in State General Fund revenues which have already started to appear before September 11, 2001. It is not possible at this time to project how much the State's economy may be further affected as a result of the attacks. The most recent economic report from the Department of Finance, issued in October 2001, excludes any impact from the September 11 attacks.

   During the recession the State experienced reductions in the overall credit ratings assigned to its General Obligation bonds by several major rating agencies. In July 1994, the ratings of those bonds were downgraded from Aa to A1 by Moody's, from A+ to A by S& P and from AA to A by Fitch, the international rating agency. The State's improved economy and budget, however, have resulted in several upgrades in its general obligation bond ratings. Worsening economic conditions, in combination with the energy crises, have resulted in downgrades in calendar 2001. As of November 7, 2001, Moody's, A+ by S&P, and AA by Fitch rated the State's general obligation bonds Aa3. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the state to make payment on such local obligations in the event of default.

   Financial Problems of Local Governments. It is not possible to predict the future impact of the voter initiatives. State constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future, on the long-term ability of California municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. The County has since emerged from bankruptcy. Los Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. Moreover, California's improved economy has caused Los Angeles County, and other local governments, to come under increased pressure from public employee unions for improved compensation and retirement benefits.

                                 NEW YORK FUND

Recent Events Related to New York City Terrorist Attack

   The State of New York, in close cooperation with the federal government and the City of New York, is carefully assessing the economic and fiscal implications of the terrorist attack that occurred in New York City (the "City") on September 11, 2001. The Division of the Budget (DOB) expects the attack will depress, at least temporarily, the normal growth in State tax receipts and increase the State's operating costs. A preliminary assessment by DOB suggests that the loss of receipts will be in the range of $1 billion to $3 billion in the current fiscal year (which ends on March 31, 2002) and in the range of $2 billion to $6 billion next fiscal year as a result of disruptions to business activity and tax payment processes. The State anticipates that it will take necessary actions to maintain budget balance for the remainder of the 2001-02 fiscal year, including the use of available reserves. To the extent such reserves need to be utilized in the current fiscal year, the General Fund closing balance would decrease and these reserves would be unavailable to guard against financial plan risks in future fiscal years. The State does not believe the attack or other events will affect its ability to pay the principal and interest on its bonds or other debt service obligations in this or any future fiscal year.

   On September 11, 2001, the President of the United States declared the City a national disaster area. The disaster declaration made New York eligible for extraordinary financial assistance from the federal government. On September 15, 2001, the United States Congress enacted an emergency supplemental appropriation of $40 billion for disaster assistance and counter-terrorism measures, with not less than $20 billion allocated to disaster relief and recovery initiatives in New York, Virginia, and Pennsylvania. The State expects to receive a significant share of federal funding for the costs of emergency operations and the reconstruction of damaged sections of the City. In addition, the State has asked for federal assistance to compensate for economic and revenue losses that may follow in the aftermath of the attack. To expedite the flow of federal aid and other assistance, the State enacted $5.5 billion in appropriations on September 13, 2001. It has also authorized $2.5 billion in additional bonding authority for the New York City Transitional Finance Authority (TFA) to fund City costs related to or arising from the terrorist attack.

   Special Investment Considerations--New York Municipal Securities. During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in reducing the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York municipal securities in which the trust invests.

   Factors Affecting Investments in New York State Securities. The State's published forecast of its economy showed continued expansion during the 2000 calendar year, with employment growth gradually slowing from the 1999 calendar year. Employment in the State grew strongly for the first nine (9) months of 2000, with the service sector accounting for the largest increases. On an average annual basis, the employment growth rate in the State was expected to be lower than in 1999, but not to exceed national employment growth. Projections for wages and personal income growth for 2000 were increased in November 2000, and reflect strong first quarter growth in bonus payments. However, the recent prolonged weakness exhibited by the stock market and the slowdown projected for the national economy suggest that the securities industry may not repeat its strong current-year performance. The Division of Budget now projects wage growth of 9.4% for 2000, followed by growth of 5.4% for 2001. Overall personal income growth of 8.0% is projected for 2000, with 5.0% growth in personal income expected for 2001.

   The forecast for continued, though decelerating, growth, and any resultant impact on the State plan, contained uncertainties. The primary risk to the national economic outlook is the possibility of accelerating inflation due to an oil shock or the nation's tight labor market. In response, the Federal Reserve Board may feel compelled to raise interest rates even further. With the economy already slowing down, further rate hikes could cause even weaker-than-expected growth toward the end of 2001. Another potential risk to the national economy lies in the uncertain future of the financial markets. Should the stock markets undergo future significant corrections, the resultant reduction in the value of household wealth could reduce consumption growth even further. Alternatively, acceleration in technology-induced productivity growth could lead to enhanced economic performance. The State's forecast is subject to the same economic uncertainties as the national forecast, as well as some, which are more specific to the State. For example, with Wall Street fueling a significant portion of the growth in the State's revenues, New York is particularly vulnerable to an unexpectedly poor performance by the financial markets, which could reduce securities industry rates of profit and bonus payment growth. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in the State given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the State's economy. In addition, there is a possibility that greater-than-anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

   Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance and real estate share, as measured by wages, is particularly large relative to the nation. The State projected that it is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

   On May 10, 2000, the State issued the 2000-01 Financial Plan (the "May Financial Plan"). On July 31, 2000, the State released the first of three quarterly updates to the May Financial Plan (the "July Update") and on October 30, 2000, the State issued the second such quarterly update (the "October Update"; the May Financial Plan, as updated by the July Update and the October Update, being the "State Plan").

   The State's General Fund (the major operating Fund of the State) was projected in the State Plan to be balanced on a cash basis for the 2000-01 fiscal year. Total receipts and transfers from other funds were projected to reach $39.72 billion, an increase of over $2.32 billion from the prior fiscal year, and disbursements and transfers to other funds were projected to be $39.55 billion, an increase of $2.38 million from the total disbursed in the prior fiscal year.

   The State reported that at the end of the first six (6) months of the 2000-01 fiscal year, the General Fund had a cash balance of $78.21 billion, $437 million above the estimate in the July Update. Total General Fund receipts and transfers from other funds totaled $24.51 billion through September. Receipts and transfers were $423 million higher than the cashflow projections in the July Update, primarily due to higher-than-projected personal income tax receipts. Total General Fund disbursements and transfers to other funds totaled $18.19% billion through September. The results were generally consistent with the estimate of disbursements in the July Update. The modest decrease of $14 million form the estimate in the July Update was attributable to the timing of payments and was not anticipated to affect year-end disbursement totals.

   Although receipt results through the first half of the 2000-01 fiscal year remained strong, several factors with a potentially negative impact on future receipts mitigated against an upward revision in the receipt estimates at the time of the October Update. These included, but were not limited to, a possible slowdown in national economic activity engineered by Federal Reserve Board policy; an easing of growth in equity markets; and continued uncertainty with respect to financial sector profits and bonus payments that determine a significant portion of year-end income and corporate tax receipts.

   Projections of total State receipts in the State Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment were deemed to be particularly important. The State stated that its projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, was designed to ensure that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under those taxes.

   Projections of total State disbursements were based on assumptions relating to economic and demographic factors, potential collective bargaining agreements, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year included uncertainties relating to the economy of the nation and the State, the policies of the federal government, collective bargaining negotiations and changes in the demand for and use of State services.

   Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions of the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in

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any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

   State Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include:

   General Fund, which is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund, including most State tax receipts and certain fees, transfers from other funds and miscellaneous receipts from other sources; Special Revenue Funds, which account for the proceeds of specific revenues (other than expendable trusts or major capital projects), such as federal grants, that are legally restricted to specified purposes;

   Capital Projects Funds, which account for financial resources of the State to be for the acquisition or construction of major capital facilities (other than those financed by Special Revenue Funds, proprietary Funds and Fiduciary Funds); and

   Debt Service Funds, which account for the accumulation of resources (including receipts from certain taxes, transfers from other funds and miscellaneous revenues, such as dormitory room rental fees, which are dedicated by statute for payment of rentals) for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements.

   Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating Local Government Assistance Corporation, a public benefit corporation empowered to issue long-term obligations to fund payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized the corporation to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than thirty (30) years, was expected to eliminate the need for continued short-term seasonal borrowing.

   The legislation also dedicated revenues equal to one percent of the four percent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by the corporation and bonds issued to provide for capitalized interest. An exception is in cases where the Governor and the legislative leaders have certified the need for additional borrowing and have provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with the corporation's bondholders in the resolution authorizing such bonds.

   As of June 1995, the corporation had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of its borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

   Authorities. The fiscal stability of the State is related to the fiscal stability of its public Authorities. Authorities have various responsibilities, including those, which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt, which apply to the State itself, and may issue bonds and notes within the amounts, and restrictions set forth in their legislative authorization.

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

   Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for and housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. There are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

   Ratings of the State's Securities. Moody's has rated the State's general obligation bonds from "A2" and S&P has rated those bonds "A+".

   Ratings reflect only the views of the ratings organizations, and an explanation of the significance of a rating may be obtained from the rating agency furnishing the rating. There is no assurance that a particular rating will continue for any given period of time or that a rating will not be revised downward or withdrawn entirely, if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of a rating may have an effect on the market price of the State and municipal securities in which the trust invests.

   The State's General Obligation Debt. As of March 31, 2000, the State had approximately $4.6 billion in general obligation bonds outstanding. Principal and interest due on general obligation bonds were $724 million for the 1999-2000 fiscal year and are estimated to be $687.4 million for the State's 2000-01 fiscal year.

   Pending Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. That litigation includes, but is not limited to, claims asserted against the State involving State finances and programs and arising from alleged violations of civil rights, alleged torts, alleged breaches of contracts, real property proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 2000-01 fiscal year or thereafter.

   The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 2000-01 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 2000-01 financial plan.

   In addition, the State is party to other claims and litigation that its legal counsel has advised are not probable of adverse court decisions or are not deemed to be materially adverse. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 2000-01 fiscal year or thereafter.

   Other Functions. Certain localities in addition to New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2000-01 fiscal year.

   Factors Affecting Investments in New York City Municipal Securities. New York City (the "City") has a highly diversified economic base, with a substantial volume of business activity in the service, wholesale and retail trade and manufacturing industries and is the location of many securities, banking, law, and accounting, news media and advertising firms.

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

   Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. Changes in the economic activity in the City, particularly employment, per capita personal income and retail sales may have an impact on the City. From 1969 to 1977, the City experienced substantial declines in employment, but from 1978 to 1987 the City experienced strong growth in jobs, especially in the City's finance, insurance and real estate sectors due in large part to lower inflation, lower interest rates and a strong securities market. Beginning in 1988, employment growth in the City slowed, and in 1990 the City experienced job losses, although the U.S. economy expanded during that period. During 1991 and 1992, employment levels in the City continued to decline. In recent years, the City experienced increases in employment. Real per capital personal income (i.e. per capita personal income adjusted for the effects of inflation and the differential in living costs) has generally experienced fewer fluctuations in employment in the City. Although the City periodically experienced declines in real per capita income between 1969 and 1981, real per capita income in the City has generally increased from the mid-1980's until the present. In nearly all of the years between 1969 and 1990 the City experienced strong increases in retail sales. However, from 1991 to 1993, the city experienced a weak period of retail sales. Since 1994, the City has returned to a period of growth in retail sales. Overall, the City's economic improvement accelerated significantly between 1997 and 1999. Much of the increase can be traced from the performance of the securities industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment growing at a record pace. The City's current financial plan assumes that, after strong growth in 2000, moderate economic growth will exist through calendar year 2003, with moderating job growth and wage increases.

   For each of the 1981 through 2000 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles after discretionary and other transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

   The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2001 through 2004 fiscal years (referred to below as the "2001-2004 Financial Plan", or "Financial Plan").

   The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 2001 through 2004 contemplates the issuance of approximately $7.4 billion of general obligation bonds and approximately $5.54 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority"). In addition, it is currently expected that the City will have access to approximately $2.4 billion (including the $604 million of bond proceeds received by December 2000) of proceeds from the sale of tobacco settlement bonds to be issued by TSASC, Inc. ("TSASC"). Revenues derived from the settlement litigation with tobacco companies selling cigarettes in the United States secure such bonds. The Finance Authority and TSASC were created to assist the City in financing its capital program while keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur.

   In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, New York City Municipal Water Finance Authority ("Water Authority"), Finance Authority, TSASC and other bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority, Finance Authority and TSASC bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

   The City Comptroller and other agencies and public officials issue periodic reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

   2001-2004 Financial Plan. The Financial Plan for the 2001 through 2004 fiscal years, released on November 17, 2000, projects that revenues and expenditures for the 2001 fiscal year will be balanced in accordance with generally accepted accounting principles, and projects gaps of $2.5 billion, $3.0 billion and $3.0 billion for fiscal years 2002 through 2004, respectively, after implementation of a gap-closing program. The Financial Plan depends upon its projections of increased tax revenues in fiscal years 2001 through 2004, reflecting primarily increases in projected personal income, business and sales tax revenues; projections of increases in revenues in fiscal years 2001 through 2004 due to reductions in proposed tax cuts; projections of increased pension costs resulting primarily from a cost of living adjustment in pension payments for the years 2001 through 2004 and a reduction in projected Federal assistance of $75 million in each of fiscal years 2001 through 2004. The Financial Plan further includes proposed discretionary transfer in the 2001 fiscal year of $1.3 billion to pay debt service due in fiscal year 2002 and a proposed discretionary transfer in fiscal year 2002 to pay debt service due in fiscal year 2003 of $345 million.

   The Financial Plan contains a labor reserve for merit pay wage increases for City employees for two (2) years after their collective bargaining agreements expire, at a cost of $325 million, $750 million, $800 million and $800 million in fiscal years 2001 through 2004, respectively. The proposed wage increases are contingent upon the City achieving proposed productivity savings and reducing fringe benefit costs in amounts totaling $250 million, $265 million, $280 million and $300 million in fiscal years 2001 through 2004, respectively, which are subject to collective bargaining negotiations. The Financial Plan does not make any provision for wage increases other than the labor reserve for merit pay increases discussed above.

   The Financial Plan also reflects a tax reduction program including the elimination of the commercial rent tax over four (4) years commencing June 1, 2000; a reduction and restructuring of the 14% personal income tax surcharge, effective January 1, 2001, which has been passed by the City Council and signed by the Mayor; the extension of current tax reductions for owners of cooperative and condominium apartments; and the borough development program. The extension of current tax reductions for cooperative and condominium apartments, which would have an annual cost of approximately $200 million commencing in fiscal year 2002, has not yet received State legislative approval.

   In addition, the economic and financial condition of the City may be affected by various financial, social, economic and other factors, which could have a material effect on the City.

   The projections and assumptions contained in the Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City's control, will be realized.

   Ratings of the City's Bonds. Moody's has rated the City's outstanding general obligation bonds "A2." S&P has rated those bonds "A." Fitch IBCA has rated these bonds "A+." These ratings reflect only the views of Moody's, S&P and Fitch IBCA from which an explanation of the significance of such ratings may be obtained. There is no assurance that those ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any downward revision or withdrawal could have an adverse effect on the market prices of the City's bonds. On July 16, 1998, S&P's revised its rating of City bonds to "A-" from "BBB+." On September 13, 2000, S&P's revised its rating of City Bonds upward to "A." Moody's rating of City bonds was revised in August 2000 to "A2" from "A3." On March 8, 1999, Fitch IBCA revised its rating of City bonds upward to "A" from "A-" and on September 15, 2000, Fitch IBCA revised its rating to "A+."

   The City's Outstanding Indebtedness. As of September 30, 2000, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $25.677 billion and $2.509 billion of outstanding net long-term debt.

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

   The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in future fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

   Pending Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted that are incidental to performing routine governmental and other functions. That litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contract, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the City of such proceedings and claims are not currently predictable, adverse determinations in certain of them might have material adverse effect upon the City's ability to carry out the Financial Plan. For the fiscal year ended on June 30, 2000, the City paid $490.7 million for judgments and claims. The Financial Plan includes provision for the payment of judgments and claims of $442.3 million, $463.5 million, $482.7 million, $507.7 million for the 2001 through 2004 fiscal years, respectively. As of June 30, 2000, the City estimates its potential future liability for outstanding claims against it to be approximately $3.5 billion.

                 PUERTO RICO, THE U.S. VIRGIN ISLANDS AND GUAM

Puerto Rico

   Puerto Rico, the fourth largest Caribbean island, enjoys commonwealth status with the U.S. as a result of Public law 600, enacted by the U.S. Congress in 1950 and affirmed by a referendum in 1952. Residents of Puerto Rico are U.S. citizens. Puerto Rico's voters rejected U.S. statehood for the second time in six years in a local plebiscite held in December 1998. There are two major political parties: the Popular Democratic Party (favors continued Commonwealth status) and the New Progressive Party (favors statehood). The Popular Democratic Party captured 48.6% of the vote in 2000 versus 45.7% for the New Progressive Party.

   Puerto Rico's economy is closely tied to that of the United States mainland. Approximately 88% of Puerto Rico's exports were sent to the United States, which in turn accounted for 56% of the island's imports. The two mainstays of the economy are manufacturing and services. The manufacturing component of the economy has changed over the years and now is characterized as one whose industries pay higher wages via high technology, pharmaceuticals, electronics, computers and professional and scientific instruments sectors. The services sector includes finance, insurance, real estate, wholesale and retail trade, and hotel and related services. The Commonwealth has been active in providing tax and other incentives for manufacturing firms to locate/operate on the island.

   During the 1996-2000 period, the economy registered strong gains as gross product rose from $30.4 billion in 1996 to $41.4 billion ($34.8 billion in 1996 prices) in 2000. Government-sponsored economic development programs, increased levels of federal transfers, low interest rates, and favorable oil prices drove this strong growth. Although the final numbers for Fiscal Year 2001 are only estimates, it is believed that the economy registered economic growth slightly in excess of 2%. Higher oil prices typically have a dampening effect on the economy as most goods and materials are transported to and from the island by ship.

   Puerto Rico typically endures higher rates of unemployment than does the mainland. Importantly, the rate of unemployment declined from 13.8% in 1996 to 11% in 2000. As of March 2001, unemployment was 10.6%.

   As mentioned previously, services represent the second largest sector of the economy. Tourism is a major aspect of this sector. The recent economic slowdown coupled with the events of September 11, 2001 is likely to mean that economic growth and income will be below recent levels for this sector. In 2000, tourist hotels registered 1,050,100 guests and cruise ships carried 1,224,600 passengers. San Juan is the largest homeport for cruise ships in the Caribbean and the second largest homeport for cruise ships in the world. Generally, cruise ship passengers arrive and depart for cruise vacations by air. The timing of the public's return to confidence in air travel will be a key component to the health of the services sector.

   In terms of debt and finances, Puerto Rico typically shoulders a high debt burden. It must be noted, however, that a majority of capital expenditures are borne by the Commonwealth versus the mainland where political subdivisions incur substantial capital expenses. The Commonwealth's financial picture fluctuates with overall economic activity on the mainland. Therefore, the current year's budget may be adversely affected by the reduced rate of economic activity not only in the United States, but also in many parts of the world.

   As of October 2001, Moody's and S&P's rate the Commonwealth's general obligation debt Baa1 and A, respectively.

United States Virgin Islands

   The Virgin Islands, comprised of St. Thomas, St. Croix and St. John, form an incorporated territory of the United States. The Organic Act granted the residents a measure of self-government, as revised in 1954. The Virgin Islands are heavily dependent on links with the U.S. mainland and more than 90% of the trade is conducted with Puerto Rico and the United States.

   The Territorial Government plays a vital role in the economy of the Virgin Islands. Since governmental services must be provided on three separate islands, the duplication of effort results in an unusually large public sector. Federal and local government constituted about 33% of all nonagricultural jobs in 1999. Federal government jobs have remained relatively unchanged at 877 and Territorial Government jobs have declined by 2.4% to 12,566 from 12,876 in 1998. Total government employment declined by 2% in 1999 to 13,438 from 13,753 in 1998. According to an April 2000 report by the Bureau of Economic Research of the Government Development Bank for the Virgin Islands (BER), public sector employment is expected to decrease mainly as a result of a mandated 10% reduction in local government employment. Federal government jobs are expected to remain unchanged.

   Tourism is the predominant source of employment and income of the Virgin Islands. After experiencing four consecutive years of growth and a record 2.1 million visitors in 1998, activity in the tourism sector slowed in 1999 mainly due to a reduction in the number of cruise ship calls. In 1999, the Virgin Islands recorded 2.0 million visitors, a decrease of about 8% over the 1998 total. This decrease was mainly due to a drop in cruise ship passenger arrivals that totaled 1.4 million in 1999, representing a decrease of 13% over the 1998 total of 1.6 million. Cruise ship business declined because of damage caused by hurricanes. BER forecasted the rate of cruise passenger arrivals to rebound in fiscal year 2001 to record levels with the introduction of new mega-vessels and to increase by 8% to 1.6 million. During calendar year 1999, overnight visitors increased, by 7.1% over 1998 to 560,133, which is partially attributable to the introduction of additional seats into the Virgin Islands on both chartered and scheduled air services.

   In 1999 the Virgin Islands issued approximately $300 million in Gross Receipts Tax bonds. These bonds were issued to fund the Islands' substantial accumulated deficit. Among the conditions attendant to this program was a Memorandum of Understanding with the US Department of the Interior, which among other things, required a multi-year plan of balanced budgets (absent extenuating circumstances). Gross receipts tax revenues represent the government's second largest source of revenue (21.4%) after the income tax (55.6%).

   Overnight visitors spend approximately four times more than cruise ship passengers. In the immediate aftermath of the events of September 11, 2001, travelers have eschewed air travel due to concerns for their safety. Although exact information is not currently available in terms of tourism, it is likely that there has been a decline in overnight visitors. Moreover, cruise travel usually requires an air component. Consequently, cruise lines have also been facing reduced demand post September 11. If these concerns are of relatively short duration, the Virgin Islands should rebound quickly. Should tourism remain depressed for a long period of time, however, the Virgin Islands may again face deficits in its operating funds.

   As of October 31, 2001, S&P assigned no general obligation/issuer-level rating to the Virgin Islands as a whole. However, its Gross Receipts Taxes bonds issued in 1999 carry a BBB- rating by S&P.

   Guam. The U.S. territory of Guam derives a substantial portion of its economic base from Japanese tourism. With a reduced U.S. military presence on the island, Guam has relied more heavily on tourism in the past few years. During its 1997 fiscal year, the government was able to make noticeable progress on its traditional budgetary problems operating with a balanced budget for that fiscal year. However, during 1998, the Japanese recession combined with the impact of typhoon Paka resulted in a budget deficit of $21 million. With hotels alone accounting for 8.5% of Guam's employment and Japanese tourists comprising 86% of total visitor arrivals, the Japanese recession and depreciation of the yen versus the dollar earlier this year have had a negative impact on the island's economy. Based on these factors, S&P downgraded Guam's rating to BBB- from BBB with a negative outlook on May 26, 1999. There does seem to be some recent improvement in the Japanese economy. According to the Guam Visitors Bureau, visitor arrivals increased in April 2000 by 11.8% over April 1999. Visits from Japan, Korea and the U.S. mainland increased 14.2%, 120.5% and 9.7%, respectively.

                            PORTFOLIO TRANSACTIONS

   Decisions to buy and sell securities for each fund are made by the manager, subject to the overall review of the trust's board of trustees. Although investment decisions for each fund are made independently from those of the other accounts managed by the manager, investments of the type that a fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained or disposed of by a fund. The trust has paid no brokerage commissions since its commencement of operations.

   Allocation of transactions on behalf of the funds, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to the funds' shareholders. The primary considerations of the manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by a fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the manager in serving both a fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to a fund.

   No fund will purchase U.S. government securities or Municipal Obligations during the existence of any underwriting or selling group relating to the securities, of which the Adviser is a member, except to the extent permitted by the SEC. Under certain circumstances, a fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation.

   The trust has paid no brokerage commissions for portfolio transactions since its commencement of operations. Portfolio securities transactions on behalf of the fund are placed by the manager with a number of brokers and dealers, including Salomon Smith Barney. Salomon Smith Barney has advised the fund that in transactions with the fund, Salomon Smith Barney charges a commission rate at least as favorable as the rate that Salomon Smith Barney charges its comparable unaffiliated customers in similar transactions.

                              PORTFOLIO TURNOVER

   While a fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%, it has in the past exceeded 100% with respect to these funds. The rate of turnover will not be a limiting factor, however, when a fund deems it desirable to sell or purchase securities. This policy should not result in higher brokerage commissions to a fund, as purchases and sales of portfolio securities are usually effected as principal transactions. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities.

   The portfolio turnover rates are as follows:

                                           Year     Year     Year
                                          Ended    Ended    Ended
             Fund                        11/30/01 11/30/00 11/30/99
             ----                        -------- -------- --------
             California Fund............    4%        8%      29%
             New York Fund..............    9%       10%      23%

                            INVESTMENT RESTRICTIONS

   The investment restrictions numbered 1 through 7 below have been adopted by the trust as fundamental policies of the funds. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of the fund. Majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares. The remaining restrictions may be changed by a vote of a majority of the trust's board of trustees at any time.

   Under the investment restrictions adopted by the trust with respect to the funds: No fund will

      1. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      2. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.


      7. Under normal circumstances, invest less than 80% of its assets (net assets plus any borrowings for investment purposes), in its respective State investment grade municipal securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and its respective State personal income taxes.



   Each fund considers any investments in municipal obligations that pay interest subject to the AMT as part of the 80% of the fund's assets to be invested in municipal securities.


      8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      9. No fund will invest in oil, gas or other mineral leases or exploration or development programs.

      10. No fund may write or sell puts, calls, straddles, spreads or combinations of those transactions, except as permitted under the fund's investment objective and policies.

      11. No fund will purchase a security if, as a result, the fund would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for fewer than three years, except that this limitation will be deemed to apply to the entity supplying the revenues from which the issue is to be paid, in the case of private activity bonds purchased.

      12. No fund may make investments for the purpose of exercising control of management.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                  TRUSTEES AND EXECUTIVE OFFICERS OF THE FUND

   The board of trustees in accordance with the laws of the Commonwealth of Massachusetts manages the business and affairs of each fund. The board elects officers who are responsible for the day-to-day operations of a fund and who execute policies authorized by the board. Under each fund's Master Trust Agreement, the board may classify or reclassify any unissued shares of the funds into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The board may similarly classify or reclassify any class of a fund's shares into one or more series and, without shareholder approval, may increase the number of authorized shares of a fund.

   The trustees and executive officers of the trust, together with information as to their principal business occupations during the past five years, are shown below. Each trustee who is an "interested person" of a fund, as defined in the 1940 Act, ("independent trustee") is indicated by an asterisk.


                                                  Term
                                                   of                                  Number of
                                                 Office                                Investment
                                                   and                                 Companies
                                                 Length                                 in Fund
                                                   of                                   Complex
                                Position(s) Held  Time      Principal Occupation(s)     Overseen  Other Directorships
    Name, Address, and Age         with Fund     Served*      During Past 5 Years      by Trustee   Held by Trustee
    ----------------------      ---------------- ------- ----------------------------- ---------- -------------------
NON-INTERESTED TRUSTEES
Herbert Barg                        Trustee       Since  Retired                           16            None
1460 Drayton Lane                                  1995
Wynnewood, PA 19096
Age 78

Dwight B. Crane                     Trustee       Since  Professor-Harvard Business        23            None
Harvard Business School                            1995  School
Soldiers Field Morgan Hall #375
Boston, MA 02163
Age 64

Burt N. Dorsett                     Trustee       Since  President--Dorsett McCabe         11            None
201 East 62nd Street                               1991  Capital Management Inc.;
Apt. 3C                                                  Chief Investment Officer-Leeb
New York, NY 10021                                       Capital Management, Inc.
Age 71                                                   1999-Present

Elliot S. Jaffe                     Trustee       Since  Chairman of The Dress Barn        11     Zweig Total Return
The Dress Barn Inc.                                1991  Inc.                                     Fund; Zweig Fund,
Executive Office                                                                                  Inc.
30 Dunnigan Drive
Suffern, NY 10901
Age 75

Stephen E. Kaufman                  Trustee       Since  Attorney                          13            None
Stephen E. Kaufman PC                              1995
277 Park Avenue,
47th Fl
New York, New York
Age 70

Joseph J. McCann                    Trustee       Since  Retired                           11            None
200 Oak Park Place                                 1995
Suite One
Pittsburgh, PA 15243
Age 71

Cornelius C. Rose, Jr.              Trustee       Since  Chief Executive Officer-          11            None
8 McGee Road                                       1991  Performance Learning Systems
Woodstock, NY 12498
Age 69

                                           Term
                                            of                                           Number of
                                          Office                                         Investment
                                            and                                          Companies
                                          Length                                          in Fund
                                            of                                            Complex
                         Position(s) Held  Time        Principal Occupation(s)            Overseen  Other Directorships
 Name, Address, and Age     with Fund     Served*        During Past 5 Years             by Trustee   Held by Trustee
 ----------------------  ---------------- ------- -----------------------                ---------- -------------------

INTERESTED TRUSTEES**

Alfred Bianchetti        Trustee           Since       Retired                               11            None
19 Circle End Drive                         1995
Ramsey, NJ 07446
Age 79

Heath B. McLendon        Trustee/Chairman  Since       Managing Director of Salomon          78            None
Salomon Smith Barney                        1991       Smith Barney ("SSB");
125 Broad Street, 9th Fl                               President and Director of SBFM
New York, NY 10004                                     and Travelers Investment
Age 68                                                 Adviser, Inc ("TIA"); Director of
                                                       The Travelers Investment
                                                       Management Company
                                                       ("TIMCO")

OFFICERS

Lewis E. Daidone         Senior Vice       Since       Managing Director of SSB;            N/A            N/A
Salomon Smith Barney     President and      1995       Director and Senior Vice
125 Broad Street         Chief                         President of SBFM and TIA;
New York, NY 10004       Administrative                Chief Financial Officer and
Age 44                   Officer                       Treasurer of Smith Barney
                                                       Mutual Funds until
                                                       April 30, 2001

Richard L. Peteka        Chief Financial   Since       Chief Financial Officer and          N/A            None
Salomon Smith Barney     Officer and        2002       Treasurer of certain Smith
125 Broad Street         Treasurer                     Barney Mutual Funds; Director
New York, NY 10004                                     and Head of Internal Control for
Age 40                                                 Citigroup Asset Management
                                                       U.S. Mutual Fund
                                                       Administration from 1999-2002;
                                                       Vice President, Head of Mutual
                                                       Fund Administration and
                                                       Treasurer at Oppenheimer
                                                       Capital from 1996-1999

Kaprel Ozsolak           Controller        Since       Vice President of SSB                N/A            N/A
Salomon Smith Barney                        2002
125 Broad Street
New York, NY 10004
Age 36

Christina T. Sydor       Secretary         Since       Managing Director of SSB;            N/A            N/A
Salomon Smith Barney                        1995       General Counsel and Secretary of
300 First Stamford Place                               SBFM and TIA
Stamford, CT 06902
Age 51

Joseph Deane             Vice President    Since       Managing Director of SSB;            N/A            N/A
Salomon Smith Barney     and Investment     1991       Investment Officer of SBFM
333 West 34th Street     Officer
New York, NY 10001
Age 53

Dave Fare                Vice President    Since       Managing Director of SSB;            N/A            N/A
Salomon Smith Barney     and Investment     1998       Investment Officer of SBFM
333 West 34th Street     Officer
New York, NY 10001
Age 39

--------
 * Trustees are elected until the trust's next annual meeting and until their successors are elected and qualified.
** Mr. Bianchetti and Mr. McLendon are trustees who are "interested persons" of the trust as defined in the 1940 Act because Mr. Bianchetti's son-in-law is an officer of an SBFM affiliate and Mr. McLendon is an officer of SBFM and its affiliates.

   For the calendar year ended December 31, 2001, the trustees beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

                                            Aggregate Dollar Range of Equity
                        Dollar Range of  Securities in All Registered Investment
                       Equity Securities    Companies Overseen by Trustee in
Name of Trustee           in the Fund        Family of Investment Companies
---------------           -----------    ---------------------------------------
Herbert Barg                 None        None
Alfred Bianchetti            None        None
Dwight B. Crane              None        Over $100,000
Burt N. Dorsett              None        Over $100,000
Elliot S. Jaffe              None        None
Stephen E. Kaufman           None        None
Joseph J. McCann             None        None
Heath B. McLendon            None        Over $100,000
Cornelius C. Rose, Jr.       None        Over $100,000

   As of December 31, 2001, none of the independent trustees, or their immediate family members, beneficially owned or of record any securities in the manager or principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.

   The trust has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent trustees of the Company, namely Messrs. Barg, Crane, Dorsett, Jaffe, Kaufman, McCann and Rose.

   In accordance with its written charter adopted by the board of trustees, the Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the funds. It also makes recommendations to the board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the funds' internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the funds, its adviser and affiliates by the independent public accountants. During each fund's most recent fiscal year, the Audit Committee met two times.

   The Nominating Committee is charged with the duty of making all nominations for independent trustees to the board of trustees. The Nominating Committee will consider nominees recommended by each fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the trust's Secretary. The Nominating Committee did not meet during each fund's most recent fiscal year.

   As of March 2, 2002, the trustees and officers owned, in the aggregate, less than 1% of the outstanding shares of each of the funds. No officer, director or employee of Salomon Smith Barney or any of its affiliates receives any compensation from the trust for serving as an officer of the funds or trustee of the trust. The trust pays each trustee who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $14,000 per annum plus $1000 per in-person meeting and $100 per telephonic meeting. Each trustee emeritus who is not an officer, director or employee of Salomon Smith Barney or its affiliates receives a fee of $7,000 per annum plus $500 per in-person meeting and $50 per telephonic meeting. All trustees are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings and for the last fiscal year the aggregate reimbursement was $8,428.26.

   The following table shows the compensation paid by the fund and other Smith Barney Mutual Funds to each trustee during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. The trust does not pay retirement benefits to its trustees and officers.

                                            Total Pension or   Compensation
                                               Retirement          From        Number of Funds for
                                Aggregate   Benefits Accrued  Trust and Fund   Which Trustee Serves
                               Compensation    As part of         Complex             Within
       Name of Person           From Trust   Trust Expenses  Paid to Trustees+     Fund Complex
       --------------           ----------   --------------  -----------------     ------------
Herbert Barg**................   $15,385           $0            $114,000               16
Alfred Bianchetti*............    15,328            0              61,300               11
Martin Brody**................    15,328            0             141,650               20
Dwight B. Crane**.............    14,185            0             143,550               23
Burt N. Dorsett**.............    15,328            0              61,300               11
Elliot S. Jaffe**.............    13,671            0              52,700               11
Stephen E. Kaufman**..........    15,385            0             115,000               13
Joseph J. McCann**............    15,328            0              60,900               11
Heath B. McLendon*............        --            0                  --               87
Cornelius C. Rose, Jr.**......    15,328            0              61,300               11

--------
  * Designates an "interested" trustee.
 ** Designates member of Audit Committee.
*** Mr. Brody became a trustee emeritus on December 31, 2001.

   At the end of the year in which they attain age 80, Company directors are required to change to emeritus status. Trustees emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to trust's trustees, together with reasonable out-of-pocket expenses for each meeting attended. Trustees emeritus may attend meetings but have no voting rights. During the trust's last fiscal year, aggregate compensation paid to trustees emeritus was $0.

   The following table contains a list of shareholders of record or who beneficially owned at least 5% of the outstanding shares of a particular class of shares of the California Fund as of March 2, 2002.

        Shares
Class    Held     Percent                Name                            Address
-----    ----     -------                ----                            -------
  L   59,910.798  5.2828  Monty Finefrock and Paula Finefrock 8 Skyline Dr
                          JTWROs                              Woodside, CA 94062-3720
  Y   417,127.233 91.0783 Mark E. Merhab, Donna Bower         4521 Gorham Drive
                          Merhab TTEES FBO Mark E. Merhab     Corona Del Mar, CA 92625-3111
                          and Donna Bower Merhab Living
                          Trust U/A/D 11/29/00

   The following table contains a list of shareholders of record or who beneficially owned at least 5% of the outstanding shares of a particular class of shares of the New York Fund as of March 2, 2002.

        Shares
Class    Held    Percent               Name                        Address
-----    ----    -------               ----                        -------
  L   59,215.933 5.1563  Patricia M. Callahan FMA Account 3179 East Lake Rd
                                                          Skaneateles, NY 13152-9002

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Adviser and Administrator--SBFM (Manager)

   SBFM serves as investment adviser to each fund pursuant to an investment advisory agreement (the "Advisory Agreement") with the trust, which was approved by the board of trustees, including a majority of the independent trustees of the trust. The manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which in turn, is a wholly owned subsidiary of Citigroup, Inc. ("Citigroup"). Subject to the supervision and direction of the trust's board of trustees, the manager manages each fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the trust. The manager bears all expenses in connection with the performance of its services.

   The Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's board of trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the independent trustees of the fund's board with such independent trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the fund's Advisory Agreement, the board, including the independent trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information, as they deemed necessary, the board concluded that the continuation of the Advisory Agreement was in the best interests of the fund and its shareholders. The independent trustees were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Advisory Agreement on sixty days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

   As compensation for investment advisory services, each fund pays the manager a fee computed daily and paid monthly at the annual rate of 0.30% of the fund's average daily net assets. The funds paid the manager investment advisory fees, and the investment manager waived fees and reimbursed expenses as follows:

   For the fiscal year ended November 30, the California Fund paid the manager the following investment advisory fees:

                        2001................... $128,965
                        2000................... $109,291
                        1999................... $ 63,168

   For the fiscal year ended November 30, the California Fund, the manager waived fees and reimbursed expenses in the following amounts:

                      2001........................ $51,586
                      2000........................ $43,717
                      1999........................ $63,168

   For the fiscal year ended November 30, the New York Fund paid the manager the following investment advisory fees:

                           2001............ $219,113
                           2000............ $176,419
                           1999............ $132,335

   For the fiscal year ended November 30, the New York Fund, the manager waived fees and reimbursed expenses in the following amounts:

                            2001............ $61,352
                            2000............ $49,397
                            1999............ $56,912

   SBFM also serves as administrator to the New York and California Funds pursuant to a written agreement (the "Administration Agreement"), which was approved by the trustees of the trust, including a majority of trustees who are not "interested persons" of the trust or the administrator. The administrator pays the salary of any officer and employee who is employed by both it and the trust and bears all expenses in connection with the performance of its services.

   As administrator, the manager (a) assists in supervising all aspects of the funds' operations except those performed by the funds' investment manager under its investment advisory agreement; (b) supplies the fund with office facilities (which may be in the manager's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) applicable contingent deferred sales charges ("deferred sales charge") and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

   As compensation for administrative services rendered to each fund, the administrator receives a fee computed daily and paid monthly at the annual rate of 0.20% of each fund's average daily net assets. The funds paid the administrator administration fees and the administrator waived fees and reimbursed expenses as follows:

   For the fiscal year ended November 30, the California Fund paid the manager the following administration fees:

                            2001............ $85,977
                            2000............ $72,861
                            1999............ $42,112

   For the fiscal year ended November 30, the California Fund, the administrator waived fees and reimbursed expenses in the following amounts:

                            2001............ $34,390
                            2000............ $29,144
                            1999............ $31,159

   For the fiscal year ended November 30, the New York Fund paid the manager the following administration fees:

                           2001............ $146,075
                           2000............ $117,613
                           1999............ $ 82,224

   For the fiscal year ended November 30, the New York Fund, the administrator waived fees and reimbursed expenses in the following amounts:

                            2001............ $40,901
                            2000............ $32,932
                            1999............ $37,941

   The trust bears expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of trustees who are not officers, directors, shareholders or employees of Salomon Smith Barney or the manager, SEC fees and state blue sky qualification fees; charges of custodians; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or board of trustees of the trust.

Auditors

   KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017, has been selected as the fund's independent auditor to examine and render opinions on each fund's financial statements for the fiscal year ending November 30, 2002.

Counsel

   Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the fund.

   Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038, serves as counsel to the trustees who are not "interested persons" of the fund.

Custodian, Transfer Agent and Sub-Transfer Agent

   The trust has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held for the fund by a sub-custodian bank approved by the fund's trustees.

   The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

   Travelers Bank & Trust, fsb (formerly known as Citi Fiduciary Trust Company (the "transfer agent"), located at 125 Broad Street, New York, New York 10004, serves as the fund's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund distributes dividends and distributions payable by the fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the transfer agent receives fees from the fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

   PFPC Global Fund Services ("PFPC" or "sub-transfer agent"), located at Exchange Place, Boston, Massachusetts 02109, serves as a sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the trust, handles certain communications between shareholders and the trust and distributes dividends and distributions payable by the trust. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the trust during the month, and is reimbursed for out-of-pocket expenses.

   Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriter has adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of the fund's code of ethics is on file with the SEC.

Distributor

   Salomon Smith Barney, Inc., located at 388 Greenwich Street, New York, New York 10013 serves as the fund's distributor pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement"), which was last approved by the fund's board of trustees, including a majority of the independent trustees, on July 18, 2001. Prior to and up to June 5, 2000, CFBDS, Inc. ("CFBDS") served as the fund's Distributor.

   Commissions on Class A Shares. For the 1999, 2000 and 2001 fiscal years, the aggregate dollar amounts of commissions on Class A shares, are as follows:

                                        Fiscal year ended Fiscal year ended Fiscal year ended
Name of Fund                                11/30/01         11/30/00**         11/30/99*
------------                                --------         ----------         ---------
California Fund........................     $116,000           $32,000          $ 76,500
New York Fund..........................     $377,000           $42,000          $107,100

--------
 *The following amounts were paid to Salomon Smith Barney: $68,860 and $96,390 with regard to the California Fund and the New York Fund, respectively.
**The following amounts were paid to Salomon Smith Barney: $28,800 and $37,800 with regard to the California Fund and the New York Fund, respectively, of which a portion was paid to CFBDS.


   Class L shares were established on July 22, 2002. Class L shares have no initial sales charge, no deferred sales charge and has a 12b-1 fee of 0.75%.



   Commissions on Class O Shares. For the 1999, 2000 and 2001 fiscal years, the aggregate dollar amounts of commission on Class L shares are as follows:


                                        Fiscal year ended Fiscal year ended Fiscal year ended
Name of Fund                                11/30/01         11/30/00***       11/30/99**
------------                                --------      ----------------- -----------------
California Fund........................      $39,000           $ 3,000           $ 8,000
New York Fund..........................      $43,000           $15,000           $16,000

--------

  *On July 22, 2002, Class L shares were renamed Class O Shares. On June 12, 1998, Class C shares were renamed Class L Shares

 **The following amounts were paid to Salomon Smith Barney: $7,200 and $14,400 with regard to the California Fund and the New York Fund, respectively.
***The following amounts were paid to Salomon Smith Barney: $2,700 and $13,500 with regard to the California Fund and the New York Fund, respectively, of which a portion was paid to CFBDS.


   Deferred Sales Charges on Class O Shares. For the 1999, 2000 and 2001 fiscal years, the following deferred sales charges were paid to Salomon Smith Barney on redemptions of the funds' shares:


                                        Fiscal Year Ended Fiscal Year Ended Fiscal Year Ended
Name of Fund                                11/30/01          11/30/00          11/30/99
------------                            ----------------- ----------------- -----------------
California Fund........................      $    0              $0              $2,000
New York Fund..........................      $6,000              $0              $3,000

--------

*On July 22, 2002, Class L shares were renamed Class O Shares. On June 12, 1998, Class C shares were renamed Class L Shares

   When payment is made by the investor before the settlement date, unless otherwise requested in writing by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Smith Barney may benefit from the temporary use of the funds. The trust's board of trustees has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Administration and Distribution Agreements for continuance.

   For the fiscal year ended November 30, 2001, Salomon Smith Barney incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to Salomon Smith Barney Financial Consultants and for accruals for interest on the excess of Salomon Smith Barney expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and deferred sales charge received by Salomon Smith Barney are expressed in the following table:

                           Financial Consultant  Branch  Advertising Printing Interest
        Fund Name              Compensation     Expenses  Expenses   Expenses Expenses
        ---------          -------------------- -------- ----------- -------- --------
California Fund...........       $33,756        $31,786    $4,977      $343     $111
New York Fund.............       $60,767        $63,463    $9,479      $306     $603

Distribution Arrangements for the New York and California Fund


   To compensate Salomon Smith Barney for the services it provides and for the expense it bears, the trust has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, both the New York and California Fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.15% of the value of the fund's average daily net assets attributable to the fund's Class A and Class O shares and 0.25% of the average daily net assets of the fund attributable to the Class L Shares. In addition, each fund pays Salomon Smith Barney a distribution fee with respect to the Class O shares primarily intended to compensate Smith Barney for its initial expense of paying its Financial Consultants a commission upon sales of those shares. The Class L distribution fee is calculated at the annual rate of 0.50% of the value of each fund's average net assets attributable to the shares of the Class. The Class O distribution fee is calculated at the annual rate of 0.20% of the value of each fund's average net assets attributable to the shares of the Class. The following service and distribution fees were incurred during the periods indicated:


                            DISTRIBUTION PLAN FEES


                                Year Ended Year Ended Year Ended
                                 11/30/01   11/30/00   11/30/99
                                ---------- ---------- ----------
               California Fund:
               Class A.........  $51,349    $46,462    $39,973
               Class L#........      N/A        N/A        N/A
               Class O*........  $23,065    $17,978    $15,564

               New York Fund:
               Class A.........  $98,712    $81,341    $76,471
               Class L#........      N/A        N/A        N/A
               Class O*........  $25,303    $16,028    $ 9,917




*Class L shares were renamed Class O Shares on July 27, 2001.


#Class L shares were established on July 22, 2002.

                              PURCHASE OF SHARES

Sales Charge Alternatives

   The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                          Sales Charge as Sales Charge as     Dealers'
                              a % Of          a % Of      Reallowance as %
                            Transaction   Amount Invested Of Offering Price
                          --------------- --------------- -----------------
     Amount of Investment
     Less than $500,000..      2.00%           2.04%            1.80%
     $500,000 and over...         *               *                *

--------

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class O shares is waived. See "Purchase of Shares-Deferred Sales Charge Provisions" and "Purchase of Shares--Waivers of Deferred Sales Charge."


   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the Securities Act of 1933, as amended (the "1933 Act"). The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.




   Class L Shares. Class L shares are sold without an initial sales charge and are not subject to a deferred sales charge.



   Class O Shares. Class O shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2003 purchases of Class O shares by investors who were holders of Class C shares of other fund on June 12, 1998 will not be subject to the 1% initial sales charge.


   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount).

General


   Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class L, Class O or Class Y shares. Your Service Agent may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent are not subject to a maintenance fee.



   Investors in Class A, Class L and Class O shares may open an account in the fund by making an initial investment of at least $1,000 for each account, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class L and Class O shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class L and Class O shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and directors/trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. The sub-transfer agent will hold shares purchased in the shareholder's account. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent. It is not recommended that the fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.


   Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Service Agent purchasing through Salomon Smith Barney, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. Salomon Smith Barney or the sub-transfer agent will charge a shareholder who has insufficient funds to complete the transfer a fee of up to $25. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Service Agent (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in them, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith

Barney; and (g) purchases by investors participating in a Salomon Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the options of the investor, up to 90 days before such date. Please contact a Service Agent or the transfer agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the transfer agent for further information.

Deferred Sales Charge Provisions


   "Deferred Sales Charge Shares" are: (a) Class O shares; and (b) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.



   Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class O shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.



   Class O shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month.

   In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to Salomon Smith Barney. To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount, which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Volume Discounts

   The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Service Agent.


Determination of Public Offering Price


   Each fund offers its shares to the public on a continuous basis. The public offering price for a Class A, Class L, Class O (effective July 22, 2002, the former Class L shares were renamed Class L shares, which prior to June 12, 1998 were named Class C shares) and Class Y share of a fund is equal to the net asset value per share at the time of purchase, plus for Class A and Class O shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Class O shares, and Class A shares when purchased in amounts equaling or exceeding $500,000. The method of computation of the public offering price is shown in the fund's financial statements, incorporated by reference in their entirety into this SAI.


                             REDEMPTION OF SHARES

   The right of redemption of shares of either fund may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund's shareholders.

   If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

Distribution in Kind

   If the board of trustees of the trust determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders of any fund who own shares of the fund with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences). To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a fund, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan in amounts of less than $5,000 ordinarily will not be permitted.

   Shareholders of a fund who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Service Agent or the sub-transfer agent.

                              VALUATION OF SHARES

   The net asset value per share of each fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closedon New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the trust in valuing its assets.

   Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent asked quotation at the Valuation Time.

   In determining the market value of portfolio investments, each Fund may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The officers of each Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time, review the procedures of Pricing Services periodically. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided.

   If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

   In carrying out valuation policies adopted by the trust's board of trustees for the New York Fund and California Fund, the administrator, may consult with an independent pricing service (the "Pricing Service") retained by the trust. Debt securities of domestic issuers (other than U.S. government securities and short-term investments), including Municipal Obligations, are valued by the manager after consultation with the Pricing Service. U.S. government securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the trust's board of trustees. With respect to other securities held by the fund, when, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments, for which no readily obtainable market quotations are available, in the judgment of the Pricing Service, are carried at fair value as determined by the Pricing Service. The officers of the trust under the general supervision and responsibility of the board of trustees review the procedures of the Pricing Service periodically.

                              EXCHANGE PRIVILEGE

   Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same Class of other Smith Barney mutual funds, on the basis of relative net asset value per share at the time of exchange as follows:




      A. Class A, O and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds of the Smith Barney Mutual Fund Complex may do so without imposition of any charge.



      B. Class L shares of the fund may be exchanged without a sales charge. For purposes of deferred sales charge applicability, Class L shares of the fund exchanged for Class L shares of another Smith Barney mutual fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.



      C. Upon exchange, the new Class O shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.



The exchange privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same Class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable deferred sales charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   Additional Information Regarding Exchanges. The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. A fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, a fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Additional Information Regarding Telephone Redemption and Exchange Program.

   Neither the funds nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Neither the funds nor their agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days prior notice to shareholders.

                               PERFORMANCE DATA

   From time to time, the trust may quote a fund's yield or total return in advertisements or in reports and other communications to shareholders. The trust may include comparative performance information in advertising or marketing each fund's shares. Such performance information may be included in the following industry and financial publications--Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of a fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.

Yield and Equivalent Taxable Yield

   A fund's 30-day yield described in the Prospectuses is calculated according to a formula prescribed by the SEC, expressed as follows:

                         Yield = 2[(A - B + 1)/6/ - 1]

Where: a =   Dividends and interest earned during the period
       b =   Expenses accrued for the period (net of reimbursements)
       c =   The average daily number of shares outstanding during the period that were entitled to receive dividends
       d =   The maximum offering price per share on the last day of the period

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   A fund's "equivalent taxable 30-day yield" for a Class is computed by dividing that portion of the Class' 30-day yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Class' yield that is not tax-exempt.

   The yield on municipal securities is dependent upon a variety of factors, including general economic and monetary conditions, conditions of the municipal securities market, size of a particular offering, maturity of the obligation offered and rating of the issue. Investors should recognize that, in periods of declining interest rates, a fund's yield for each Class of shares will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield for each Class of shares will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund's portfolio, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.


                                                     Equivalent
              New York Fund                  Yield Taxable Yield*
              -------------                  ----- --------------
              Class A....................... 3.57%      7.27%
              Class L#......................  N/A        N/A
              Class O....................... 3.32%      6.76%
              Class Y**.....................  N/A        N/A


 #Class L shares commenced operations on July 22, 2002




 *assuming the payment of Federal income taxes at a rate of 39.6% and New York taxes at a rate of 11.31%.


**There were no Class Y shares outstanding during the last fiscal year.



                                                     Equivalent
                                                      Taxable
                California Fund                Yield   Yield*
                ---------------                ----- ----------
                Class A....................... 3.80%    7.44%
                Class L#......................  N/A      N/A
                Class O....................... 3.62%    7.08%
                Class Y....................... 4.09%    8.00%


#Class L shares commenced operations on July 22, 2002



*assuming the payment of Federal income taxes at a rate of 39.6% and California taxes at a rate of 9.3%.

Average Annual Total Return

   A fund's "average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P(1 + T)/n/ = ERV

Where: P =   a hypothetical initial payment of $1,000.
       T =   average annual total return.
       n =   number of years
     ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.


                                      Average Annual Total Return for the
                                      fiscal year ended November 30, 2001
                                      ---------------------------------
                                                                Since
       California Fund                1-Year  5-Year 10-Year Inception(1)
       ---------------                ------  ------ ------- ------------
       Class of Shares
       Class A/(2)/..................  5.12%   4.78%   N/A       5.67%
       Class L/*/....................   N/A     N/A    N/A        N/A
       Class O/(3)/..................  4.87%   4.76%   N/A       6.15%
       Class Y/(4)/..................  7.41%   5.38%   N/A       5.64%

--------

(1) Class A commenced operations on December 31, 1991, Class O commenced operations on November 8, 1994, and Class Y commenced operations on September 8, 1995. Class L commenced operations on July 22, 2002.

(2) The average annual total return figure assumes that the maximum 2.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 7.32%, 5.19% and 5.88% for one year, five years and since inception of the fund, respectively.

(3) The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charge had not been deducted, the average annual total return for Class O shares for the same period would have been 6.97%, 4.98% and 6.30% for one year, five years and since inception of the fund, respectively.

(4) Class Y shares do not incur initial sales charges nor deferred sales charges.

  * Class L shares were established on July 22, 2002.



                                      Average Annual Total Return for the
                                      fiscal year ended November 30, 2001
                                      ---------------------------------
                                                                Since
       New York Fund(1)               1-Year  5-Year 10-Year Inception(2)
       ----------------               ------  ------ ------- ------------
       Class of Shares
       Class A/(3)/..................  5.13%   4.80%   N/A       5.71%
       Class L/*/....................   N/A     N/A    N/A        N/A
       Class O/(4)/..................  4.76%   4.75%   N/A       5.89%
       Class Y.......................   N/A     N/A    N/A        N/A

--------
(1) There is no information for Class Y shares because no Class Y shares were outstanding for the periods shown.

(2) Class A commenced operations on December 31, 1991. Class L commenced operations on December 5, 1994. Class L commenced operations on July 22, 2002.

(3) The average annual total return figure assumes that the maximum 2.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 7.24%, 5.21% and 5.92% for one year, five years and since inception of the fund, respectively.

(4) The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the average annual total return for Class O shares for the same period would have been 6.87%, 4.98% and 6.05% for one year, five years and since inception of the fund, respectively.


  * Class L shares were established on July 22, 2002.

Aggregate Total Return

   The fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in the fund for the specified period and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

Where: P =   a hypothetical initial payment of $10,000.
     ERV =   Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-
             year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.


                               Aggregate Annual Total Return for the
                               fiscal year ended November 30, 2001
                               ---------------------------------
                                                           Since
               California Fund 1-Year    5-Year 10-Year Inception(1)
               --------------- ------    ------ ------- ------------
               Class of Shares
               Class A/(2)/...  5.12%    26.29%   N/A      72.73%
               Class L........   N/A       N/A    N/A        N/A
               Class O/(3)/...  4.87%    26.15%   N/A      52.37%
               Class Y/(4)/...  7.41%    29.97%   N/A      40.75%

--------

(1) Class A commenced operations on December 31, 1991, Class O commenced operations on November 8, 1994, and Class Y commenced operations on September 8, 1995. Class L commenced operations on July 22, 2002.

(2) The aggregate annual total return figure assumes that the maximum 2.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 7.32%, 28.80% and 76.23% for one year, five years and since inception of the fund, respectively.

(3) The aggregate annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the average annual total return for Class O shares for the same period would have been 6.97%, 27.48% and 53.94% for one year, five years and since inception of the fund, respectively.

(4) Class Y shares do not incur initial sales charges nor deferred sales charges.


                               Aggregate Annual Total Return for the
                               fiscal year ended November 30, 2001
                               ---------------------------------
                                                           Since
              New York Fund(1) 1-Year    5-Year 10-Year Inception(2)
              ---------------- ------    ------ ------- ------------
              Class of Shares
              Class A/(3)/....  5.13%    26.40%   N/A      73.38%
              Class L.........   N/A       N/A    N/A        N/A
              Class O/(4)/....  4.76%    26.15%   N/A      49.24%
              Class Y.........   N/A       N/A    N/A        N/A

--------
(1) There is no information for Class Y shares because no Class Y shares were outstanding for the periods shown.

(2) Class A commenced operations on December 31, 1991. Class O commenced operations on December 5, 1994. Class L commenced operation on July 22, 2002.

(3) The aggregate annual total return figure assumes that the maximum 2.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been 7.24%, 28.94% and 76.89% for one year, five years and since inception of the fund, respectively.

(4) The aggregate annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the average annual total return for Class O shares for the same period would have been 6.87%, 27.49% and 50.76% for one year, five years and since inception of the fund, respectively.


   It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class' net investment income changes in response to fluctuations in interest rates and the expenses of the fund. Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

                               AFTER-TAX RETURN

   From time to time a fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                              P(1 + T)/n/ = ATVD

Where: P =   a hypothetical initial payment of $1,000.
       T =   average annual total return (after taxes on distributions).
       n =   number of years.
    ATVD =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                              P(1 + T)/n/ = ATVDR

Where: P =   a hypothetical initial payment of $1,000.
       T =   average annual total return (after taxes on distributions and redemption).
       n =   number of years.
   ATVDR =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   Dividends and Distributions. Each fund's policy is to declare and pay exempt-interest dividends monthly. Dividends from net realized capital gains, if any, will be distributed annually. Each fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains in order to avoid a federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his Service Agent.


   The per-share amounts of the exempt-interest dividends on Class O shares may be lower than on Class A, Class L and Class Y shares, mainly as a result of the distribution fees applicable to Class L shares. Similarly, the per-share amounts of exempt-interest dividends on Class A shares may be lower than on Class A shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same for all Classes of a fund's shares (A, L, O, and Y).


Taxes

   The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of a fund. Each prospective shareholder is urged to consult his or her tax adviser with respect to the specific federal, state and local consequences of investing in each fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, both of which are subject to change.

The Funds and Their Investments

   As described in the each fund's Prospectus, each fund is designed to provide shareholders with current income that is excluded from gross income for federal income tax purposes and is exempt from California or New York State and New York City personal income taxes, as applicable. Neither fund is intended to constitute a balanced investment program nor is either fund designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in each fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

   Each fund intends to continue to qualify as a regulated investment company during each taxable year under the Code. To so qualify, each fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, each fund will not be subject to United States federal income tax on its net investment income (i.e., taxable income other than its net realized long-term and short-term capital gains) and on its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gain that it does not distribute.

   On November 30, 2001, the unused capital loss carryovers, of the funds were approximately as follows: California Fund $1,365,000 and New York Fund $2,085,000. For federal income tax purposes, these amounts are available to be applied against future capital gains of the fund that has the carryovers, if any, which are realized prior to the expiration of the applicable carryover.

   The carryovers expire as follows:

                              2002     2003    2004     2007     2008    2009
                            -------- -------- ------- -------- -------- -------
California Fund............ $595,000 $269,000 $     0 $216,000 $285,000 $     0
New York Fund.............. $856,000 $337,000 $76,000 $455,000 $329,000 $32,000

   The Code imposes a 4% nondeductible excise tax on each fund to the extent it does not distribute by the end of any calendar year at least 98% of its taxable ordinary income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any taxable ordinary income or net capital gains retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by such fund in computing its taxable income. In addition, in the event of a failure to qualify, a fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as tax-exempt interest. If a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, a fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

   Each fund's transactions in municipal bond index and interest rate futures contracts and options on these futures contracts (collectively "section 1256 contracts") will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause each fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

   All section 1256 contracts held by each fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in such fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by such fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Taxation of Shareholders

   Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes. In addition, the interest on any such indebtedness is not deductible by a shareholder of the California Fund for California personal income tax purposes, or by a New York Fund shareholder for New York State, New York City and the City of Yonkers personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if the shareholder holds such share for six months or less, then, for federal income tax purposes, any loss on the sale or exchange of such share may, to the extent of exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as federal taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by each fund that represents income derived from "private activity bonds" held by such fund may not retain its federal tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a "related person" thereof. Moreover, some or all of each fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of each fund's dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal or California "excess net passive income" tax liability of a shareholder of a Subchapter S corporation.

   Shareholders should consult their own tax advisors to determine whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the federal branch profits tax or the federal or California "excess net passive income" tax.

   Neither of the funds expects to realize a significant amount of capital gains. Net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that a fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of that fund.

   Shareholders receiving dividends or distributions in the form of additional shares should have a cost basis in the shares received equal to the amount of money that the shareholders receiving cash dividends or distributions will receive.

   Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less (to the extent not disallowed pursuant to the six-month rule described above relating to exempt-interest dividends) will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

   If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

   Backup Withholding. Each fund may be required to withhold, for United States federal income tax purposes, 30% of taxable dividends and distributions and redemption proceeds payable to shareholders who fail to provide such fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

   Notices. Shareholders will be notified annually by each fund as to the United States federal income tax and California or New York State and New York City personal income tax status of the dividends and distributions made by the fund to its shareholders. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded or exempt from federal income taxation and California or New York State and New York City personal income taxation and the dollar amount of dividends subject to federal income taxation and California or New York State and New York City personal income taxation, if any, will vary for each shareholder depending upon the size and duration of such shareholder's investment in a fund. To the extent each fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that day.

   The foregoing is only a summary of certain material tax consequences affecting each fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in each fund.

                            ADDITIONAL INFORMATION


   The trust was organized on October 17, 1991 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The trust offers shares of beneficial interest of five separate funds with a par value of $.001 per share. The funds may offer shares of beneficial interest currently classified into six Classes--A, B, L, O, Y, Z and 1. Each Class of the fund represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges; if any, for each class;
(c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The trust's board of trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

   Under Massachusetts's law, shareholders could, under certain circumstances, be held personally liable for the obligations of each fund. The Master Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by each fund or a trustee. The Master Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of each fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which each fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by each fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of each fund. The trustees intend to conduct the operation of each fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of each fund.

   The Master Trust Agreement of the funds permits the trustees of the funds to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in each of the funds represents an equal proportional interest in each respective fund with each other share. Shareholders of each fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of each fund has any preemptive or conversion rights. Shares of each fund are fully paid and non-assessable.

   Pursuant to the Master Trust Agreement, each fund's trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

   Each fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The trustees will call a meeting for any purpose upon written request of shareholders holding at least 10% of the trust's outstanding shares and the trust will assist shareholders in calling such a meeting as required by the 1940 Act.

   When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of each fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class, in which case only shares of the affected Class would be entitled to vote.

   The trust was organized as an unincorporated Massachusetts business trust on October 17, 1991 under the name Shearson Lehman Brothers Intermediate-Term Trust. On October 14, 1994 and August 16, 1995, the trust's name was changed to Smith Barney Income Trust and Smith Barney Investment Trust, respectively.

   Annual and Semi-Annual Reports. Each fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by each fund at the end of the period covered. In an effort to reduce the funds' printing and mailing costs, each fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, each fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts will receive a single Prospectus annually.

   Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

                             FINANCIAL STATEMENTS

   Each fund's annual report for the fiscal year ended November 30, 2001 is incorporated herein by reference in its entirety. The annual report was filed on February 7, 2002, Accession Number 0000950109-02-000614.

                               OTHER INFORMATION

   Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

   Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

       Classic Series--our portfolio manager driven funds
       Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

       Premier Selections Series--our best ideas, concentrated funds
       We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

       Research Series--driven by exhaustive fundamental securities analysis Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

       Style Pure Series--our solution to funds that stray
       Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                   APPENDIX

                          RATINGS ON DEBT OBLIGATIONS

                           BOND (AND NOTES) RATINGS

  Short-Term Note Ratings

   The following summarizes the two highest ratings used by S&P for short-term notes:

   SP-1--Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

   SP-2--Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

   The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

   MIG-1/VMIG-1--Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

   MIG-2/VMIG-2--Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

  Municipal Obligations Ratings

   The following summarizes the ratings used by S&P for Municipal Obligations:

   AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

   AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

   A--Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

   BBB--This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   BB--Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

   B--Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

   CCC--Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC--This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

   C--This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

   To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   The following summarizes the highest four municipal ratings used by Moody's:

   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated as are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

   Caa--Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Fitch IBCA, Inc.

   AAA--Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

   AA--Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitment. This capacity is not significantly vulnerable to foreseeable events.

   A--Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

   BBB--Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

   BB--Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

   B--Bonds rated B by Fitch carry significant credit risk, however, a limited margin of safety remains. Although financial commitments are currently being met, capacity for continued payment depends upon a sustained, favorable business and economic environment.

   CCC, CC, C--Default on bonds rated CCC,CC, and C by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated CC appears probable, a C rating indicates imminent default.

   Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs however, are not used in the AAA category.

                           COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

   Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

   A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch IBCA, Inc.

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

   Fitch's short-term ratings are as follows:

   F1+--Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments. The "+" denotes an exceptionally strong credit feature.

   F1--Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

   F2--Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   F3--The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non investment grade.

The Thomson BankWatch ("TBW")

   TBW-1--Indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

   TBW-2--While the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

                                                      SMITH BARNEY INVESTMENT
                                                      TRUST


                                                      Smith Barney


                                                      Intermediate Maturity
                                                      California Municipals Fund



                                                      Smith Barney

                                                      Intermediate Maturity

                                                      New York Municipals Fund


                                                      March 29, 2002,


                                                      as amended


                                                      July 22, 2002



SMITH BARNEY INVESTMENT TRUST
125 Broad Street
New York, NY 10004

[LOGO]
Salomon Smith Barney
A Member of Citigroup

PART C - OTHER INFORMATION

Item 23. Exhibits

Unless otherwise noted, all references are to the Registrants Registration Statement on Form N-1A (the Registration Statement) as filed with the Securities and Exchange Commission (SEC) on October 21, 1991 (File Nos. 33-43446 and 811-6444).

(a)(1) Registrant's Master Trust Agreement dated October 17, 1991 and Amendments to the Master Trust Agreement dated November 21, 1991 and July 30,1993, respectively, are incorporated by reference to Post- Effective Amendment No. 4 to the Registration Statement filed on January 28, 1994 (Post-Effective Amendment No. 4).

(a)(2) Amendments to the Master Trust Agreement dated October 14, 1994 and November 7, 1994, respectively, are incorporated by reference to the Registration Statement filed on Form N-14 on January 6, 1995 (the N-14).

(a)(3) Amendments to the Master Trust Agreement dated July 20, 1995 and August 10, 1995 are incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement filed on August 29, 1995 (Post-Effective Amendment No.
9).

(a)(4) Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated by reference to Post Effective Amendment No. 18 to the Registration Statement filed on March 30, 1998 (Post- Effective Amendment No, 18)

(a)(5) Amendment No. 1 to the First Amended and Restated Master Trust Agreement dated June 1, 1998 is incorporated by reference to Post-Effective Amendment No.20 to the Registration Statement filed on June 26, 1998.

(a)(6) Amendment No. 2 to the First Amended and Restated Master Trust Agreement dated October 16, 1998 is incorporated by reference to Post-Effective Amendment No.21 to the Registration Statement filed on November 12, 1998.

(a)(7) Amendment No.3 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on April 25, 2000 (Post-Effective Amendment No. 29).

(a)(8) Amendment No.4 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement filed on August 16, 2000 (Post-Effective Amendment No. 30).

(a)(9) Amendment No.5 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated by reference to Post-Effective Amendment No. 30.

(a)(10) Amendment No. 6 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated by reference to Post-Effective Amendment No. 30.

(a)(11) Amendment No. 7 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated by reference to Post-Effective Amendment No. 40.

(a)(12) Amendment No. 8 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated by reference to Post-Effective Amendment No. 40.

(a)(13) Amendment No. 9 to the First Amended and Restated Master Trust Agreement dated February 28, 1998 is filed herein.

(b) Registrant's by-laws are incorporated by reference to the Registration Statement.

(c)(1) Registrant's form of stock certificate for Smith Barney S&P 500 Index Fund is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on December 29, 1997.

(c)(2) Registrant's form of stock certificate for Smith Barney Large Capitalization Growth Fund is incorporated by reference to Post-Effective Amendment No.17 to the Registration Statement filed on February 20, 1998 (Post-Effective Amendment No. 17).

(c)(3) Registrant's form of stock certificate for Smith Barney Mid Cap Blend Fund is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement filed on January 28, 1999 (Post-Effective Amendment No.
22).

(d)(1) Investment Advisory Agreement between the Registrant and Greenwich Street Advisors dated July 30, 1993 is incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement filed on December 1, 1993 (Post-Effective Amendment No. 3).

(d)(2) Transfer of Investment Advisory Agreement dated November 7, 1994 between the Registrant on behalf of Smith Barney Intermediate Maturity California Municipals Fund, Greenwich Street Advisors and Mutual Management Corp. is incorporated by reference to the N-14.

(d)(3) Form of Transfer of Investment Advisory Agreement for Smith Barney Limited Maturity Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund and Smith Barney Limited Maturity Treasury Fund is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed on January 27, 1995 (Post-Effective Amendment No. 6).

(d)(4) Form of Investment Advisory Agreement between the Registrant on behalf of Smith Barney S&P 500 Index Fund and Travelers Investment Management Company dated December 11, 1997 is incorporated by reference to Post Effective Amendment No. 15 to the Registration Statement filed on December 12, 1997.

(d)(5) Form of Investment Management Agreement between the Registrant on behalf of Smith Barney Large Capitalization Growth Fund and Mutual Management Corp.("MMC") (f/k/a Smith Barney Mutual Funds Management Inc.) is incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement filed on February 20, 1998 (Post-Effective Amendment No. 17).

(d)(6) Form of Investment Management Agreement between Smith Barney Mid Cap Blend Fund and MMC is incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement filed on February 20, 1998(Post-Effective Amendment No. 17).

(e)(1) Distribution Agreement between the Registrant and Smith Barney Shearson Inc. dated July 30, 1993 is incorporated by reference to Post-Effective Amendment No. 3.

(e)(2) Form of Distribution Agreement between the Registrant on behalf of Smith Barney S&P 500 Index Fund and PFS Distributors is incorporated by reference to Post-Effective Amendment No. 10.

(e)(3) Distribution Agreement between the Registrant and CFBDS, Inc. dated October 8, 1998 is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement Filed on November 12, 1998.

(e)(4) Selling Group Agreement between CFBDS Inc. and Salomon Smith Barney is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement filed on March 30, 1999 (Post-Effective Amendment No. 24).

(e)(5) Form of Third Party Feeder Agreement between the Registrant, CFBDS Inc. and Barclays Global Fund Advisors on behalf of the Smith Barney U.S. 5000 Index Fund and EAFE Index Fund is incorporated by reference to Post-Effective Amendment No. 29.

(e)(6) Form of Distribution Agreement with Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 30.

(e)(7) Form of Distribution Agreement with PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 30.

(e)(8) Form of Third Party Feeder Agreement between the Registrant, Salomon Smith Barney Inc. and Master Investment Portfolio on behalf of the U.S. 5000 Index Fund and EAFE Index Fund is incorporated by reference to Post-Effective Amendment No. 30.

(f) Not Applicable.

(g)(1) Form of Custody Agreement with PNC Bank, National Association, is incorporated by reference to Post-Effective Amendment No. 9.

(g)(2) Form of Custodian Agreement with Investors Bank & Trust Company is incorporated by reference to Post-Effective Amendment No. 29.

(g)(3) Form of Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated June 29, 2001, is incorporated by reference to Post-Effective Amendment No. 40.

(h)(1) Administration Agreement between the Registrant on behalf of Smith Barney Intermediate Maturity California Municipals Fund and Smith Barney Advisers, Inc.
(SBA) is incorporated by reference to the N-14.

(h)(2) Form of Administration Agreement between the Registrant on behalf of Smith Barney Limited Maturity Municipals Fund and Smith Barney Intermediate Maturity New York Municipals Fund and SBA is incorporated by reference to Post-Effective Amendment No. 6.

(h)(3) Form of Administration Agreement between the Registrant on behalf of Smith Barney S&P 500 Index Fund and MMC is incorporated by reference to Post Effective Amendment No. 15.

(h)(4) Transfer Agency Agreement with First Data Investor Services Group, Inc. is incorporated by reference to Post-Effective Amendment No. 3.

(h)(5) Form of Sub-Transfer Agency Agreement between the Registrant on behalf of Smith Barney S&P 500 Index Fund and PFS Shareholder Services is incorporated by reference to Post-Effective Amendment No. 10.

(h)(6) Form of Administration Agreement between the Registrant on behalf of Smith Barney U.S. 5000 Index Fund ("U.S. 5000 Index Fund") and SSB Citi Fund Management LLC ("SSB Citi") is incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement filed on October 13, 1999 (Post-Effective Amendment No. 26).

(h)(7) Form of Administration Agreement between the Registrant on behalf of Smith Barney EAFE Index Fund ("EAFE Index Fund") and SSB Citi is incorporated by reference to Post-Effective Amendment No. 26.

(h)(8) Transfer Agency Agreement dated October 1, 1999 between the Registrant and Citi Fiduciary Trust Company f/k/a Smith Barney Private Trust Company) is incorporated by reference to Post-Effective Amendment No. 30.

(h)(9) Sub-Transfer Agency Agreement dated October 1, 1999 between Citi Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) and First Data Investor Services Group, Inc. is incorporated by reference to Post-Effective Amendment No. 30.

(i) Opinion of counsel regarding legality of shares being registered is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on December 6, 1991.

(i)(2) Legal Counsel's consent is incorporated by reference to Post-Effective Amendment No. 24.

(j) Auditor's consent is incorporated by reference to Post-Effective Amendment No. 40.

(k) Not Applicable.

(l) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated by reference to Pre-Effective Amendment No. 1.

(m)(1) Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Intermediate Maturity California Municipals Fund and Smith Barney Inc. is incorporated by reference to the N-14.

(m)(2) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Limited Maturity Municipals Fund and Smith Barney Intermediate Maturity New York Municipals Fund and Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 6.

(m)(3) Form of Shareholder Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney S&P 500 Index Fund is incorporated by reference to Post Effective Amendment No. 15.

(m)(4) Form of Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the Fund and Smith Barney Large Capitalization Growth Fund is incorporated by reference to Post Effective Amendment No. 17 to the Registration Statement filed on February 20, 1998 (Post-Effective Amendment No.
17).

(m)(5) Form of Amended and Restated Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the Funds is incorporated by reference to Post-Effective Amendment No. 22.

(m)(6) Form of Shareholder Services Plan pursuant to Rule 12b-1 between the Registrant on behalf of the U.S. 5000 Index Fund and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 26.

(m)(7) Form of Shareholder Services Plan pursuant to Rule 12b-1 between the Registrant on behalf of the EAFE Index Fund and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 26.

(m)(8) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of Registrant is incorporated by reference to Post-Effective Amendment No. 30.

(m)(9) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Intermediate Maturity California Municipals Fund and Salomon Smith Barney Inc. is filed herein.

(m)(10) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Intermediate Maturity New York Municipals Fund and Salomon Smith Barney Inc. is filed herein.

(n) Financial Data Schedules are incorporated by reference to Post-Effective Amendment No. 30.

(o)(1) Plan adopted pursuant to Rule 18f-3(d) of the Investment Company Act of 1940, as amended, is incorporated by reference to Post-Effective Amendment No. 10.

(o)(2) Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to Post-Effective Amendment No. 22.

(o)(3) Amended Rule 18f-3(d) Multiple Class Plan of the Registrant is filed herein.

(p) Code of Ethics is incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement filed on March 27, 2000 (Post-Effective Amendment No. 27).

Item 24. Persons Controlled by or under Common Control with Registrant
         None

Item 25.      Indemnification

The response to this item is incorporated by reference to Pre-Effective Amendment No. 1.

Item 26(a).   Business and Other Connections of Investment Adviser

Investment Adviser - Smith Barney Fund Management LLC ("SBFM") was incorporated in March 1968 under the laws of the State of Delaware.

On September 21, 1999, SBFM was converted into a Delaware Limited Liability Company. SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. (formerly known as Smith Barney Holdings Inc.), which in turn is a wholly owned subsidiary of Citigroup Inc. SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and has, through its predecessors, been in the investment counseling business since 1968.

SBFM serves as the Investment Adviser and Administrator for Smith Barney Intermediate Maturity California Fund and Smith Barney Intermediate Maturity New York Fund. and Investment Manager for Smith Barney Large Capitalization Growth Fund and Smith Barney Mid Cap Core Fund (f/k/a Smith Barney Mid Cap Blend Fund).

SBFM also serves as the administrator to the Smith Barney S&P 500 Index Fund, the Smith Barney U.S. 5000 Index Fund and the Smith Barney International Index Fund (f/k/a Smith Barney EAFE Index Fund).

The list required by this Item 26 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBFM pursuant to the Advisers Act (SEC File No. 801-8314).

Investment Adviser - Travelers Investment Management Company. (TIMCO). TIMCO serves as the investment adviser for Smith Barney S&P 500 Index Fund pursuant to a written agreement (the Advisory Agreement). TIMCO was incorporated on August 31, 1967 under the laws of the State of Connecticut. TIMCO is a wholly owned subsidiary of Holdings, which in turn is a wholly owned subsidiary of Citigroup.

TIMCO is registered as an investment adviser under the Investment Advisers Act of 1940 (the Advisers Act) since 1971 and has, through its predecessors, been in the investment counseling business since 1967.

The list required by this Item 26 of the officers and directors of TIMCO together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of FORM ADV filed by SSBC pursuant to the Advisers Act (SEC File No.801-07212).

Item 27. Principal Underwriters

     (a) Salomon Smith Barney Inc., the Registrant's distributor, is the distributor for Smith Barney Trust II, Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Premium Liquid Reserves, Citi Premium U.S. Treasury Reserves, Citi Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves, and Citi Institutional Cash Reserves. Salomon Smith Barney Inc. is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

     Salomon Smith Barney Inc. is also the distributor for the following funds:
Salomon Brothers New York Tax Free Income Fund, Salomon Brothers National Tax Free Income Fund, Salomon Brothers California Tax Free Income Fund, Salomon Brothers Mid Cap Fund, Smith Barney Diversified Large Cap Growth Fund, Smith Barney Small Cap Growth Opportunities Fund, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, Consulting Group, Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, The Italy Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Managed Municipals Portfolio II Inc., Municipal High Income Fund Inc., Travelers Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund, Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., SSB Citi Funds, Inc. - The Humane Equity Fund Inc., Salomon Brothers Opportunity Fund, Salomon Brothers 2008 Worldwide Income Fund, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, The Emerging Markets Income Fund Inc., The Emerging Markets Income Fund II Inc., The Emerging Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc., Municipal Partners Fund II Inc., Greenwich Street Series Fund, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

(b) The information required by this Item 27 with respect to each director, officer and partner of Salomon Smith Barney Inc. is incorporated by reference to Schedule A of Form BD filed by Salomon Smith Barney Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c)  Not applicable.


Item 28.  Location of Accounts and Records

(1)      Smith Barney Investment Trust
         125 Broad Street
         New York, New York 10004

(2)      With respect to the Registrant's Manager and Administrator:
         Smith Barney Fund Management LLC
         333 West 34th Street
         New York, New York  10001

(3)      With respect to the Registrant's Investment Adviser:

         Smith Barney S&P 500 Index Fund:

         Travelers Investment Management Company
         100 First Stamford Place
         Stamford, CT 06902-6732

(4)      With respect to the Registrant's Custodian:

         State Street Bank and Trust Company
         225 Franklin Street
         Boston, Massachusetts  02110

(5)      With respect to the Registrant's Transfer Agent:

         Travelers Bank & Trust, fsb
         125 Broad Street
         New York, New York 10004

(6)      With respect to the Registrant's Sub-Transfer Agent:

         PFPC Global Fund Services
         P.O. Box 9699
         Providence, Rhode Island 02940-9699

         Primerica Shareholders Services
         P.O. Box 9699
         Providence, Rhode Island  02940

(7)      With respect to the Registrant's Distributors:

         Salomon Smith Barney Inc.
         388 Greenwich Street
         New York, New York 10013

         PFS Distributors, Inc.
         P.O. Box 9699
         Providence, Rhode Island 02940-9662


Item 29. Management Services

         Not Applicable.

Item 30. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York and State of New York on the 17th day of July, 2002.

SMITH BARNEY INVESTMENT TRUST

/s/ Heath B. McLendon
Heath B. McLendon,
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                           Title                            Date

/s/ Heath B. McLendon               Chairman of the Board            7/17/02
Heath B. McLendon                   (Chief Executive Officer)
                                    and President

/s/ Richard L. Peteka               Treasurer                        7/17/02
Richard L. Peteka                   (Chief Financial and
                                    Accounting Officer)

/s/ Herbert Barg*                   Trustee                          7/17/02
Herbert Barg

/s/ Alfred J. Bianchetti*           Trustee                          7/17/02
Alfred J. Bianchetti

/s/ Dwight B. Crane*                Trustee                          7/17/02
Dwight B. Crane

/s/ Burt N. Dorsett*                Trustee                          7/17/02
Burt N. Dorsett

/s/ Elliot S. Jaffe*                Trustee                          7/17/02
Elliot S. Jaffe

/s/ Stephen E. Kaufman*             Trustee                          7/17/02
Stephen E. Kaufman

/s/ Joseph J. McCann*               Trustee                          7/17/02
Joseph J. McCann

/s/ Cornelius C. Rose, Jr.*         Trustee                          7/17/02
Cornelius C. Rose, Jr.

* Signed by Heath B. McLendon, their duly authorized attorney-in-fact, pursuant to power of attorney dated October 23, 2001.

/s/ Heath B. McLendon
Heath B. McLendon

Exhibit No.                                Exhibit

    (a)(13) Amendment No. 9 to the First Amended and Restated Master Trust Agreement dated February 28, 1998.

    (m)(9) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Intermediate Maturity California Municipals Fund and Salomon Smith Barney Inc. is filed herein.

    (m)(10) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Intermediate Maturity New York Municipals Fund and Salomon Smith Barney Inc. is filed herein.

    (o)(3)        Amended Rule 18f-3(d) Multiple Class Plan of the Registrant